SCHEDULE 14C
(Rule 14a-101)
INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934
Check the appropriate box:

☑	Preliminary information statement

☐	Confidential, For Use of the Commission only (as permitted by Rule 14c-5(d)(2))

☐	Definitive information statement
SUNAIR SERVICES CORPORATION

(Name of Registrant as Specified in Its Charter)
Payment of filing fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on the table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

SUNAIR SERVICES CORPORATION
3005 S.W. THIRD AVENUE
FT. LAUDERDALE, FL 33315

NOTICE OF ACTION BY A MAJORITY OF THE SHAREHOLDERS
INFORMATION STATEMENT
ISSUANCE OF SECURITIES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ANNEX A
ANNEX B

NOTICE OF ACTION BY A MAJORITY OF THE SHAREHOLDERS
To Our Shareholders:
     We plan to sell a total of 2,857,146 shares of our common stock at a price of $5.25 per share and warrants to purchase 1,000,000 shares of our common stock at an exercise price of $6.30 (subject to adjustment) in a private placement to be completed in two tranches. We completed the first-tranche of the private placement on December 16, 2005, when we sold a total of 2,000,003 shares of our common stock and warrants to purchase a total of 700,000 shares of our common stock to investors. In the second-tranche, which is expected to be completed on the twentieth calendar day after this Notice of Action by a Majority of the Shareholders (“Notice”) and the accompanying Information Statement is sent to our shareholders, we expect to sell an additional 857,143 shares of our common stock and warrants to purchase 300,000 shares of our common stock to the investors. We expect to receive aggregate proceeds from the private placement, before expenses to us, of approximately $15 million and net proceeds to us of approximately $13.8 million.
     We are delivering this Notice and the accompanying Information Statement to inform our shareholders that the holders of a majority of the outstanding shares of our common stock have approved, by written consent, the issuance and sale of the shares of common stock and warrants to purchase common stock in the second-tranche of the private placement. The shareholders have taken this action solely for the purposes of satisfying the rules of the American Stock Exchange that require an issuer of listed securities to obtain prior shareholder approval if it sells or issues common stock equal to 20% or more of the common stock outstanding before the issuance for less than the greater of book or market value of the common stock.
     The action by written consent of a majority of the shareholders approving the second-tranche of the private placement was taken in accordance with Section 607.0704 of the Florida Business Corporation Act, which permits any action that may be taken at a meeting of the shareholders to be taken by the written consent to the action by the holders of the number of shares of voting stock required to approve the action at a meeting. All necessary corporate approvals in connection with the matters referred to in this Notice and the accompanying Information Statement have been obtained.
     The Information Statement is being furnished to our shareholders pursuant to Section 14(c) of the Securities and Exchange Act of 1934 (“Exchange Act”) and the rules thereunder solely for the purpose of informing our shareholders of these corporate actions before they take effect. In accordance with Rule 14c-2 under the Exchange Act, the shareholder written consent will not become effective until at least twenty calendar days following the mailing of this Notice and the accompanying Information Statement.
     The action has been approved by our board of directors and the holders of more than a majority of shares of our common stock outstanding.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU
ARE REQUESTED NOT TO SEND US A PROXY
     You have the right to receive this Notice and the accompanying Information Statement if you were a shareholder of record of our company at the close of business on December 22, 2005.

By order of the board of directors

/s/ SYNNOTT B. DURHAM Synnott B. Durham
Secretary and Chief Financial Officer

Fort Lauderdale, FL
, 2005

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY
SUNAIR SERVICES CORPORATION
3005 S.W. THIRD AVENUE
FT. LAUDERDALE, FL 33315
INFORMATION STATEMENT
     This Information Statement is being sent to advise our shareholders of an action being taken without a meeting upon the written consent of the holders of a majority of the outstanding shares of our common stock. The matter upon which action is to be taken is the issuance and sale, in the second closing of our two-tranche private placement, to certain investors of 2,857,146 shares of our common stock at a price of $5.25 per share and warrants to purchase 1,000,000 shares of our common stock. The warrants have an exercise price of $6.30 (subject to adjustment), are exercisable beginning six months after the date of issuance and have a term of five years.
     The date on which the action is to be taken is expected to be twenty calendar days after we send this Information Statement to our shareholders. You have the right to receive the enclosed Notice and this accompanying Information Statement if you were a shareholder of record of our company at the close of business on December 22, 2005. In accordance with Rule 14c-2 under the Exchange Act, the shareholder written consent will not become effective until at least twenty calendar days following the mailing of this Notice and the accompanying Information Statement.
     The following shareholders, who together constitute the holders of a majority of our outstanding shares of common stock (collectively, the “Majority Shareholders”), have executed a written consent approving the issuance of shares of our common stock as described herein. The shareholders constituting the Majority Shareholders are Coconut Palm Capital Investors II, Ltd. and Michael D. Herman, who together hold 57.8% of our outstanding common stock. As of the date of this Information Statement, there were 12,186,380 shares of our common stock outstanding, which includes 2,000,003 shares of our common stock issued and sold in the first-tranche of the private placement.
     This Information Statement is being sent to our shareholders on or about December ___, 2005. This Information Statement constitutes notice to our shareholders of corporate action taken by our shareholders without a meeting as required by the Florida Business Corporation Act.
     We will pay the costs of preparing and sending out the enclosed Notice and this Information Statement.
     The Florida Business Corporation Act does not provide for dissenter’s rights in connection with the action being taken.
     The date of this Information Statement is December ___, 2005.

ISSUANCE OF SECURITIES
Introduction
     On December 16, 2005, we completed the first-tranche of a two-tranche sale of our securities to investors in a private placement pursuant to purchase agreements, dated December 15, 2005, by and among us and the investors of our common stock named therein (the “Purchase Agreements”). Pursuant to the Purchase Agreements, we agreed to sell up to an aggregate of 2,857,146 shares of our common stock at a price per share of $5.25 and warrants to purchase 1,000,000 shares of our common stock (the “Private Placement”) at an exercise price of $6.30 (subject to adjustment) with total gross proceeds (before fees and expenses) to us of approximately $15 million and net proceeds to us of approximately $13.8 million.
     The sale and issuance of our common stock has been structured to close in two tranches. The first closing was completed on December 16, 2005, pursuant to which we issued and sold an aggregate of 2,000,003 shares of our common stock and warrants to purchase 700,000 shares of our common stock (the “First Closing”). In the second closing, which is expected to occur on the twentieth calendar day after this Information Statement is sent to our shareholders, we expect to sell an additional 857,143 shares of our common stock and warrants to purchase 300,000 shares of our common stock (the “Second Closing”). In this Information Statement, we refer to the common stock and warrants to be issued at the Second Closing as the “Securities.”
     The investors have deposited an aggregate of $4.5 million, representing the consideration to be paid for the Securities to be issued at the Second Closing, in an escrow fund, which will be released to us at the Second Closing. We expect to receive gross proceeds (before fees and expenses) of approximately $4.5 million and net proceeds to us of approximately $4.1 million at the Second Closing.
     In connection with the Private Placement, the Majority Shareholders, who hold in excess of 50% of our issued and outstanding shares of common stock, have executed their written consent approving the issuance and sale of the Securities at the Second Closing. The shareholder approval of the issuance of the Securities at the Second Closing includes approval of additional shares that may become issuable as a result of the anti-dilution provisions in the warrants.
     THIS INFORMATION STATEMENT IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OF OUR COMPANY. THE SECURITIES REFERRED TO IN THIS INFORMATION STATEMENT HAVE NOT BEEN REGISTERED FOR SALE BY US UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SO OFFERED OR SOLD ABSENT SUCH REGISTRATION UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF.
     The investors in the Private Placement consist of a limited number of accredited investors, and the sale of our common stock and warrants will be made in reliance on Regulation D promulgated under the Securities Act, which offers exemptions from the registration requirements under the Securities Act. Roth Capital Partners, LLC is serving as the placement agent for us in connection with the Private Placement.
Reason for Shareholder Approval
     We are subject to the rules of the American Stock Exchange (“AMEX”) because our common stock is listed on the AMEX. These rules require us to obtain shareholder approval for any issuance or sale of common stock, or securities convertible into or exercisable for common stock, that is (i) equal to 20% or more of our outstanding common stock before such issuance or sale and (ii) at a price per share below the greater of book or market value at the time of such issuance or sale. Because the warrants will not be exercisable until six months after they are issued and the exercise price of the warrants is equal to or greater than the market value on the date the Purchase Agreements were entered into, the warrants do not need to be included in the calculation of the 20%. The AMEX rules apply to the Second Closing because:
•	the shares of common stock that we issued and sold at the First Closing comprised approximately 19.6% of the shares of our common stock outstanding immediately prior to the First Closing. The shares of common stock we intend to issue and sell at the Second Closing, together with the shares issued and sold in the First Closing, will comprise approximately 28% of the shares of our common stock outstanding immediately prior to the First Closing and approximately 21.9% of the outstanding shares immediately after the Second Closing, and
•	the purchase price of the common stock we issued and sold at the First Closing and intend to issue and sell at the Second Closing will be at $5.25 per share, which is below $5.60 per share, the closing price of our common stock on the AMEX on December 15, 2005, the last day our common stock traded on the AMEX before the Purchase Agreements were entered into.
     For the above reasons, we are required under the AMEX rules to obtain shareholder approval prior to issuing and selling the Securities at the Second Closing. We were not required to obtain shareholder approval for the issuance and sale of the shares of common stock and warrants issued at the First Closing.
Effects of the Private Placement
     The Private Placement will result in a significant increase in the number of shares of our common stock outstanding, and, as a result, current shareholders who are not participating in the Private Placement would own a smaller percentage of our outstanding common stock and, accordingly, a smaller percentage interest in the voting power, liquidation value and book value of our company. The sale or resale of any of our common stock issued pursuant to the Private Placement could cause the market price of our common stock to decline.
     Our shareholders will incur dilution of their percentage of stock ownership in us if the Second Closing occurs. Immediately following the First Closing, 12,186,380 shares of our common stock were outstanding after giving effect to the issuance of 2,000,003 shares of our common stock at the First Closing. If the Second Closing occurs (assuming no issuance of any shares between the First Closing and the Second Closing), a total of 13,043,523 shares of our common stock will be outstanding. Further, upon exercise of the warrants, an additional 1,000,000 shares will be outstanding, which will cause further dilution. In addition, the warrants contain certain anti-dilution provisions that if triggered, would cause a decrease in the exercise price of the warrants and would result in more shares of common stock being issuable upon exercise of the warrants. The shareholder approval of the issuance of the Securities at the Second Closing includes approval of the additional shares that may become issuable as a result of the anti-dilution provisions in the warrants.
Reasons for the Private Placement
     On February 8, 2005, we closed a transaction with Coconut Palm Capital Investors II, Ltd. (“Coconut Palm”), which we entered into on November 17, 2004. Coconut Palm purchased from us 5,000,000 Units for an aggregate purchase price of $25 million. Each Unit consisted of (i) one share of our common stock, (ii) one warrant to purchase one share of our common stock at an exercise price of $6.00 per share with a term of three years and (iii) one warrant to purchase one share of our common stock at an exercise price of $7.00 per share with a term of five years. In connection with the investment by Coconut Palm, we formed a new Lawn and Pest Control Services Division for future acquisitions.
     The Lawn and Pest Control Services Division acquired its first company on June 7, 2005, through the acquisition by our subsidiary, Sunair Southeast Pest Holdings, Inc., of all of the outstanding capital stock of Middleton Pest Control, Inc., a Florida corporation (“Middleton”). The aggregate purchase price for the outstanding capital stock of Middleton was $50 million, which was comprised of: (i) $35.0 million in cash; (ii) $5.0 million in the form of a subordinated promissory note; and (iii)1,028,807 shares of our common stock.
     We plan to use the proceeds from the sale of our common stock in the Private Placement and the exercise of the warrants, if any, for working capital and general corporate purposes and additional acquisitions in the Lawn and Pest Control Services Division. We plan initially to focus on acquisitions in the southeastern United States including Alabama, Georgia, Louisiana, Mississippi and Florida, but will consider additional “super regional” acquisitions in other geographic areas. Ultimately, we anticipate that with the growth of our new Lawn and Pest Control Services Division, we no longer will operate solely through our traditional business segment. Furthermore, as we are able to grow our Lawn and Pest Control Services Division through acquisitions and, eventually through internal organic growth, we contemplate that this new division will become our dominant operation. Accordingly, if we are successful in implementing this strategy, it will represent a fundamental shift in the nature of our business.

     Our board of directors has determined that obtaining additional funds pursuant to the Private Placement is critical to our company’s ability to execute on its current business plan to grow the new Lawn and Pest Control Services Division through acquisitions of companies in the lawn and pest control services sector and through internal growth. However, because of the restrictions of AMEX rules, we are limited in the amount we may raise through the private sale of our equity securities without obtaining shareholder approval. If the conditions to the Second Closing of the Private Placement are satisfied, we will raise up to $15 million in the Private Placement, including approximately $4.5 million in gross proceeds at the Second Closing.
Summary of the Purchase Agreements
     The material terms of the Purchase Agreements are summarized below. A copy of the form of Purchase Agreement was filed by us as an exhibit to the Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on December 21, 2005, and is attached to this Information Statement as Annex A. You are encouraged to review the full text of the form of Purchase Agreement. The following summary is qualified in its entirety by reference to the more detailed terms set forth in the Purchase Agreements.
     Conditions to Consummating the Second Closing
     Under the terms of the Purchase Agreements, the investors’ obligation to consummate the Second Closing is subject to the following material conditions:
•	the Second Closing occurs on or before the 45th day following the First Closing;

•	our representations and warranties set forth in the Purchase Agreements are accurate in all material respects as of the Second Closing date;

•	we have filed with the SEC and mailed to our shareholders this Information Statement at least 20 days before the Second Closing date;

•	there has been no material adverse change affecting us, our financial condition or results of operations; and

•	the sale of our common stock in the Second Closing is not prohibited by any law or governmental order or regulation.
     Our obligation to consummate the Second Closing is subject to the following material conditions:
•	receipt of funds for the purchase price;

•	the investors’ representations and warranties set forth in the Purchase Agreements are accurate in all material respects as of the Second Closing date;

•	the sale of our common stock in the Second Closing is not prohibited by any law or governmental order or regulation;

•	our shareholders have approved the issuance and sale of the shares of our common stock to the investors at the Second Closing; and

•	we have sold to investors in the Private Placement common stock and warrants for a minimum of $11 million (which condition may be waived).

     Preemptive Rights
     Each of the investors in the Private Placement has been granted a preemptive right to purchase its pro rata share of certain equity securities that we may issue for a period of two years from the date of the Purchase Agreements. The investors will have the right to purchase the lesser of:
•	the number of shares of common stock or securities convertible into common stock in the new financing that could be purchased for the aggregate purchase price paid for the shares of common stock and warrants in the Private Placement; or

•	20% of the number of shares of common stock and securities convertible into common stock issued in the new financing.
     These preemptive rights do not apply to certain types of offerings (the “Excluded Securities”), including the following:
•	securities issued to strategic investors of ours;

•	shares of common stock issuable upon exercise of stock options under our employee stock option plan or other employee, board, or consultant incentive plans or agreements approved by our board of directors or a compensation committee of our board of directors;

•	securities issued upon the conversion of convertible securities outstanding as of the applicable closing date; and

•	common stock issued in connection with any business combination.
     Registration Rights
     Pursuant to the Purchase Agreements, we agreed to use our best efforts to prepare and file a registration statement on Form S-3 (the “Registration Statement”) for the resale of the shares of our common stock and the shares issuable upon exercise of the warrants issued pursuant to the Purchase Agreements (the “Registrable Shares”) within 5 days following the Second Closing, but in no event later than 45 days following the First Closing, and to use our best efforts to cause the Registration Statement to become effective within 45 days following the Second Closing or within 75 days following the Second Closing if the Registration Statement is reviewed by the SEC. We also agreed to make such filings as necessary to keep the Registration Statement effective until such time as the Registrable Shares may be resold pursuant to Rule 144(k), or two years after the effective date of the Registration Statement.
     We are entitled to suspend the effectiveness of the Registration Statement for no more than 30 days on two occasions in any 12 month period. In the event we fail to cause the Registration Statement to be timely filed, timely declared effective, or to be kept effective (other than pursuant to the permissible suspension periods), we agreed to pay as liquidated damages the amount of 0.0667% per day of the aggregate amount invested by each investor in the Private Placement.
Summary of the Warrants
     The material terms of the warrants are summarized below. A copy of the form of warrant was filed by us as an exhibit to the Current Report on Form 8-K, filed with the SEC on December 21, 2005, and is attached to this Information Statement as Annex B. You are encouraged to review the full text of the form of warrant. The following summary is qualified in its entirety by reference to the more detailed terms set forth in the warrant.
     Exercise Period
     Each of the warrants to be issued in the Private Placement will be exercisable beginning six months from the date of issuance and will have a term of five years.

     Exercise Price, Adjustment to Exercise Price and Number of Shares
     The exercise price of the warrants is initially $6.30 per share. The exercise price of and the number of shares issuable under the warrants are subject to customary adjustments in certain events, including reclassification of our securities, certain mergers, consolidations, sales of substantially all of our assets, subdivision or combination of our shares, stock dividends and other distributions by us. In addition, the exercise price will be reduced, and the number of shares issuable under the warrants will be increased, if, at any time prior to the one year anniversary of the date of issuance, we issue or sell shares of our common stock, or securities convertible into our common stock (other than Excluded Securities), at a price less than the exercise price in effect at the time of the issuance or sale.
     Further, if, at any time after the one year anniversary of the date of issuance, we issue or sell shares of our common stock, or securities convertible into our common stock (other than Excluded Securities), at a price less than the exercise price in effect at the time of issuance or sale, then the exercise price shall be reduced subject to an adjusted weighted-average exercise price calculated by dividing (i) the product of the outstanding shares of common stock times the current exercise price plus the aggregate consideration received for the additional securities, by (ii) the product of the outstanding shares of common stock plus the amount of additional securities.
     In no event shall the adjusted exercise price be (1) greater than the original exercise price or (2) less than $5.60, which was the market price of our common stock on the date of the Purchase Agreements, until the shareholder consent approving the issuance of the Securities becomes effective.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth as of December 21, 2005 (or such other date indicated in the footnotes below) the number and percentage of shares beneficially owned before giving effect to the securities to be issued in the Second Closing by the following: (i) each person known to us to own beneficially more than 5 percent of the outstanding shares of our common stock; (ii) each of our current directors; (iii) each of our executive officers who had an annual salary and bonus for 2005 in excess of $100,000 and our President and Chief Executive Officer; and (iv) all of our directors and executive officers as a group.

	Number of Shares
	Beneficially	Percent of
Name(1)	Owned(2)	Common Stock
Coconut Palm Capital Investors II, Ltd. 595 South Federal Highway Suite 600, Boca Raton, FL 33342(3)	14,995,900	67.6%
Michael Brauser 595 S. Federal Highway Boca Raton, FL 33432(4)	1,200,000	9.4%
Trustman c/o STI Classic Small Cap Growth Fund c/o: Trusco Capital Management, Inc. 50 Hurt Plaza, #1400 Atlanta, GA 30303(5)	1,000,000	8.2%
Joseph S. DiMartino	0	*
Mario B. Ferrari(6)	14,995,900	67.6%
Arnold Heggestad, Ph.D. (7)	28,000	*
Michael D. Herman	2,056,700	16.9%
James E. Laurent(8)	57,663	*
Steven P. Oppenheim(9)	20,000	*
Richard C. Rochon(6)	14,995,900	67.6%
Charles P. Steinmetz	411,524	3.4%
Gregory A. Clendenin(10)	205,761	1.7%
Synnott B. Durham(11)	38,658	*
John J. Hayes(12)	623,266	4.9%
All directors and executive officers as a group (11 persons) (13)	18,437,472	80.5%

*	Less than 1%.

(1)	Except as otherwise indicated, the address of each person named in this table is c/o Sunair Services Corporation, 3005 S.W. Third Avenue, Fort Lauderdale, Florida 33315.

(2)	In determining the number and percentage of shares beneficially owned by each person, shares that may be acquired by such person pursuant to options or warrants exercisable within 60 days after December 21, 2005 are deemed outstanding for purposes of determining the total number of outstanding shares for such person and are not deemed outstanding for such purpose for all other shareholders. To our knowledge, except as otherwise indicated, beneficial ownership includes sole voting and dispositive power with respect to all shares owned by them.

(3)	Consists of 4,995,900 shares of our common stock and 10,000,000 shares of our common stock underlying warrants issued to Coconut Palm that are immediately exercisable. Coconut Palm has the sole power to dispose of 13,430,000 shares of common stock beneficially owned by it. Coconut Palm has the sole power to vote, or to direct the vote of, 14,995,900 shares of Common Stock. 1,565,900 of the 14,995,900 shares of our common stock consist of an aggregate of 780,900 shares of common stock and 785,000 shares underlying warrants that are immediately exercisable, which Coconut Palm has the sole power to vote pursuant to proxy agreements that were executed by certain limited partners of Coconut Palm upon their redemption of their limited partnership interests for shares of our common stock and warrants to purchase shares of our common stock beneficially owned by Coconut Palm.

Richard C. Rochon, Chairman of our Board of Directors, and Mario B. Ferrari, Vice Chairman of our Board of Directors, are the natural persons who exercise voting and investment control over the shares.

(4)	Mr. Brauser acquired such shares upon the redemption of his limited partnership interests in Coconut Palm and has granted Coconut Palm the sole power to vote such shares pursuant to a proxy agreement. Includes 600,000 shares underlying warrants that are immediately exercisable.

(5)	Includes 300,000 shares of common stock that Trustman has the right (and obligation) to acquire at the Second Closing pursuant to a Purchase Agreement, because satisfaction of the only material condition to such acquisition, the approval of the issuance of such shares by our shareholders, has been obtained.

(6)	Shares consist of all shares beneficially owned by Coconut Palm. Assumes beneficial ownership of such shares is attributed to Messrs. Rochon and Ferrari. Messrs. Rochon and Ferrari disclaim beneficial ownership of these shares.

(7)	Includes 20,000 shares issuable upon exercise of options that are exercisable within 60 days after December 21, 2005.

(8)	Includes 21,658 shares issuable upon exercise of options that are exercisable within 60 days after December 21, 2005.

(9)	Consists of 20,000 shares issuable upon exercise of options that are exercisable within 60 days after December 21, 2005.

(10)	The shares are held by The Gregory A. Clendenin Trust, of which Mr. Clendenin is the trustee.

(11)	Includes 21,658 shares issuable upon exercise of options that are exercisable within 60 days after December 21, 2005.

(12)	Includes 41,666 shares issuable upon exercise of options that are exercisable within 60 days after December 21, 2005. Also includes 290,800 shares of our common stock and 290,800 shares underlying warrants that Mr. Hayes has the immediate right to acquire as a limited partner of Coconut Palm. Upon his acquisition of the shares that Mr. Hayes has the right to acquire as a limited partner of Coconut Palm, Coconut Palm will have the sole power to vote such shares. Mr. Hayes began serving as our President and Chief Executive Officer in February, 2005.

(13)	Includes 10,706,582 shares issuable upon exercise of options and warrants that are immediately exercisable or are exercisable within 60 days after December 21, 2005.

By Order of the board of directors

/s/ SYNNOTT B. DURHAM Synnott B. Durham
Secretary and Chief Financial Officer

Fort Lauderdale, FL
, 2005

ANNEX A
FORM OF PURCHASE AGREEMENT
PURCHASE AGREEMENT
     THIS AGREEMENT (this “Agreement”) is made as of the ___ day of December 2005, by and between Sunair Services Corporation (formerly known as Sunair Electronics, Inc.) (the “Company”), a corporation organized under the laws of the State of Florida, with its principal offices at 3005 SW Third Avenue, Fort Lauderdale, Florida 33315, and the purchaser whose name and address is set forth on the signature page hereof (the “Purchaser”). As used herein, the term “Placement Agent” shall mean Roth Capital Partners, LLC.
     IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:
     SECTION 1. Authorization of Sale of the Securities. Subject to the terms and conditions of this Agreement, the Company has authorized, subject to the Company obtaining Stockholder Approval (as defined herein), the issuance and sale to the Purchaser pursuant to this Agreement, in two tranches, an Initial Closing and a Second Closing (as such terms are defined in Sections 3.2 and 3.3, respectively), of shares of Common Stock, par value $0.10 per share (the “Common Stock”), of the Company, and warrants (the “Warrants”) to purchase shares of Common Stock of the Company. The shares of Common Stock and Warrants (including the underlying shares of Common Stock) to be issued and sold by the Company to the Purchaser pursuant to this Agreement at the Initial Closing are referred to herein as the “Initial Securities” and shall in no event exceed an amount equal to 19.9% of the Company’s issued and outstanding Common Stock as of the Initial Closing. The shares of Common Stock and Warrants (including the underlying shares of Common Stock) to be issued and sold to the Purchaser pursuant to this Agreement at the Second Closing are referred to herein as the “Additional Securities”. The Initial Securities and the Additional Securities, together with those additional shares of Common Stock issued to the Purchaser pursuant to Section 8 hereof (the “Anti-Dilution Shares”), are referred to herein as the “Securities”. One share of Common Stock and the accompanying one Warrant shall also be referred to as a “Unit”.
     SECTION 2. Agreement to Sell and Purchase the Securities. At each Closing (as defined in Section 3), the Company will issue and sell to the Purchaser, and the Purchaser will buy from the Company, upon the terms and subject to the conditions hereinafter set forth, the aggregate number of shares of Common Stock and Warrants at a purchase price of $5.25 per Unit.
     SECTION 3. Delivery of the Securities at the Closings.
          3.1 Location of the Closings. The Initial Closing (as defined below) and the Second Closing (as defined below) shall occur at the offices of Lowenstein Sandler PC, 1251 Avenue of the Americas, New York, New York 10020.
          3.2 The Initial Closing. The completion of the purchase and sale of the Initial Securities (the “Initial Closing”) shall occur as soon as practicable and as agreed to by the parties hereto within, but not more than, three (3) business days following the execution of this

Agreement, or on such later date or at such different location as the parties shall agree in writing, but not prior to the date that all of the conditions precedent to the Initial Closing set forth in Section 3.5(a) below have been satisfied or waived by the appropriate party (the “Initial Closing Date”). The Initial Closing shall occur at a time to be agreed upon by the Company and the Placement Agent and of which the Purchaser will be notified by facsimile transmission or otherwise.
          3.3 The Second Closing. The completion of the purchase and sale of the Additional Securities (the “Second Closing”) shall occur as soon as practicable, but not more than three (3) business days following the date on which all of the conditions relevant to the Second Closing set forth in Section 3.5(b) below have been satisfied or waived by the appropriate party but no later than 45 days after the Initial Closing Date or such later date or at such different location as the Company and the Purchaser shall agree in writing (the “Second Closing Date”). The Second Closing shall occur at a time to be agreed upon by the Company and the Placement Agent and of which the Purchaser will be notified by facsimile transmission or otherwise.
          3.4 Actions to be Taken Prior to, and at, each Closing. (a) At the Initial Closing, the Company shall deliver to the Purchaser one or more certificates registered in the name of the Purchaser, or, if so indicated on the Securities Certificate Questionnaire attached hereto as Appendix II, in such nominee name(s) as designated by the Purchaser, representing the number of shares of Common Stock and Warrants to be purchased by the Purchaser at the Initial Closing, each bearing an appropriate legend referring to the fact that the Initial Securities were sold in reliance upon the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(2) thereof and Rule 506 thereunder. The name(s) in which the certificates are to be registered are set forth in the Securities Certificate Questionnaire attached hereto as Appendix II.
               (b) At the Second Closing, the Company shall deliver to the Purchaser one or more certificates registered in the name of the Purchaser, or, if so indicated on the Securities Certificate Questionnaire attached hereto as Appendix II, in such nominee name(s) as designated by the Purchaser, representing the number of shares of Common Stock and Warrants to be purchased by such Purchaser at the Second Closing, each bearing an appropriate legend referring to the fact that the Additional Securities were sold in reliance upon the exemption from registration under the Securities Act provided by Section 4(2) thereof and Rule 506 thereunder. The name(s) in which the certificates are to be registered are set forth in the Securities Certificate Questionnaire attached hereto as Appendix II.
          3.5 Conditions Precedent to each Closing. (a) The Initial Closing. The Company’s obligation to complete the purchase and sale of the Initial Securities and deliver certificates representing the Initial Securities to the Purchaser at the Initial Closing shall be subject to the following conditions, any one or more of which may be waived by the Company: (i) receipt by the Company of same-day funds in the full amount of the purchase price for the Initial Securities being purchased hereunder; (ii) simultaneously with, or prior to, the Initial Closing, the Company shall have sold shares of Common Stock and Warrants to third party purchasers, who are not acting in concert with the Purchaser, for an aggregate minimum of $11 million, which shares of Common Stock and Warrants shall be sold to such third party purchasers on the same terms and conditions as are set forth herein; (iii) the sale of the Initial Securities shall not be prohibited by any law or governmental law or governmental order or regulation, including the American Stock Exchange; and (iv) the accuracy in all material respects of the representations and warranties made by the Purchaser (as if such representations and warranties were made on the Initial Closing Date) and the fulfillment of those undertakings of the Purchaser to be fulfilled prior to the Initial Closing. The Purchaser’s obligation to accept delivery of such certificates and to pay for the Initial Securities evidenced thereby shall be subject to the following conditions, any one or more of which may be waived by the Placement Agent after consultation with the Purchaser: (i) the accuracy in all material respects of the representations and warranties of the Company made herein as of the Initial Closing Date; (ii) the delivery to the Purchaser by counsel to the Company of a legal opinion in form and substance reasonably satisfactory to counsel to the Placement Agent; (iii) the execution of those certain Lock-up Agreements attached hereto as Exhibits C-1 and C-2, (iv) the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to the Initial Closing; and (v) simultaneously with the Initial Closing, the Company shall have sold shares of Common Stock and Warrants to third party purchasers, who are not acting in concert with the Purchaser, for an aggregate minimum of $11 million, which shares of Common Stock and Warrants shall be sold to such third party purchasers on the same terms and conditions as are set forth herein.
               (b) The Second Closing. The Company’s obligation to complete the purchase and sale of the Additional Securities and deliver certificates representing such securities to the Purchaser at the Second Closing shall be subject to the following conditions, any one of which may be waived by the Company: (i) receipt by the Company of same-day funds in the full amount of the purchase price for the Additional Securities being purchased hereunder; (ii) the accuracy in all material respects of the representations and warranties made by the Purchaser (as if such representations and warranties were made on the Second Closing Date) and the fulfillment of those undertakings of the Purchaser to be fulfilled prior to the Second Closing; (iii) the sale of the Additional Securities shall not be prohibited by any law or governmental law or governmental order or regulation; (iv) the Company shall have obtained the requisite stockholder approval via written consent (the “Stockholder Approval”) for the issuance of the Additional Securities at the Second Closing (together with the Initial Securities) and the Anti-Dilution Shares in a manner that complies with Section 705 of the American Stock Exchange Company Guide and all other relevant rules and regulations of the American Stock Exchange; and (v) simultaneously with, or prior to, the Second Closing, the Company shall have sold shares of Common Stock and Warrants to third party purchasers, who are not acting in concert with the Purchaser, for an aggregate minimum of $11 million, which shares of Common Stock and Warrants shall be sold to such third party purchasers on the same terms and conditions as are set forth herein. The Purchaser’s obligation to accept delivery of such certificates and to pay for the Additional Securities evidenced thereby shall be subject to the following conditions, any one or more of which may be waived by the Placement Agent after consultation with the Purchaser: (i) the Company shall have scheduled the Second Closing for a date on or prior to the 45th day following the Initial Closing Date; (ii) each of the representations and warranties of the Company made herein shall be accurate in all material respects as of the Second Closing Date; (iii) the delivery to the Purchaser by counsel to the Company of a legal opinion in a form and substance reasonably satisfactory to counsel to the Placement Agent; (iv) the Company shall have filed with the Securities and Exchange Commission (the “Commission”) (x) a preliminary information statement at least 11 calendar days prior to the date on which the definitive Information

Statement (as defined below) was mailed to security holders and (y) a definitive information statement (the “Information Statement”) at least 20 calendar days prior to the Second Closing Date; (v) the absence of any material adverse change affecting the Company, its financial condition or its results of operations; (vi) the sale of the Additional Securities shall not be prohibited by any law or governmental order or regulation; (vii) the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to the Second Closing and (viii) simultaneously with, or prior to, the Second Closing, the Company shall have sold shares of Common Stock and Warrants to third party purchasers, who are not acting in concert with the Purchaser, for an aggregate minimum of $11 million, which shares of Common Stock and Warrants shall be sold to such third party purchasers on the same terms and conditions as are set forth herein.
          3.6 Escrow of Purchase Price.
               3.6.1 Simultaneously with the execution and delivery of a counterpart to this Agreement by the Purchaser, such Purchaser shall promptly cause a wire transfer of immediately available funds (U.S. dollars) in an amount representing such Purchaser’s “Aggregate Purchase Price”, as set forth on such Purchaser’s signature page, to be paid to the non-interest bearing escrow account of Lowenstein Sandler PC, the Placement Agent’s counsel (“Placement Agent’s Counsel”), set forth on Appendix I hereto (the aggregate amounts being held in escrow are referred to herein as the “Escrow Amount”). Placement Agent’s Counsel shall hold the Escrow Amount in escrow until (i) Placement Agent’s Counsel receives written instructions from the Company and the Placement Agent authorizing the release of the Escrow Amount; (ii) Placement Agent’s Counsel receives written instructions from the Company and/or the Purchaser that the Agreement has been terminated in accordance with Section 21 in which case Placement Agent’s Counsel shall return to the Purchaser the portion of the Escrow Amount such Purchaser delivered to the Placement Agent’s Counsel; or (iii) ninety (90) days after the date of this Agreement in which case Placement Agent’s Counsel shall return to such Purchaser the portion of the Escrow Amount such Purchaser delivered to the Placement Agent’s Counsel. The Company hereby authorizes the Placement Agent’s Counsel to release from the Escrow Amount, at the Initial Closing and the Second Closing, without further action or deed (other than receipt of the written instructions from the Company and the Placement Agent authorizing the release of the Escrow Amount), the (i) the cash commission (the “Placement Fee”) to be paid to the Placement Agent pursuant to the terms of the agreement between the Company and the Placement Agent; and (ii) the Escrow Amount less the Placement Fee to the Company.
               3.6.2. The Company and the Purchaser acknowledge and agree for the benefit of Placement Agent’s Counsel (which shall be deemed to be a third party beneficiary of this Section 3.6) as follows:
                    (a) Placement Agent’s Counsel (i) is not responsible for the performance by the Company or the Purchaser of this Agreement or the Warrant or for determining or compelling compliance therewith; (ii) is only responsible for (A) holding the Escrow Amount in escrow pending receipt of written instructions from the Placement Agent and the Company directing the release of the Escrow Amount in accordance with Section 3.6.1, (B) disbursing the Escrow Amount in accordance with the written instructions from the Company and/or the Purchaser in accordance with Section 3.6.1 or (C) disbursing the Escrow Amount to such Purchaser 90 days following the date of this Agreement, each of the responsibilities of Placement Agent’s Counsel in clauses (A), (B) and (C) is ministerial in nature, and no implied duties or obligations of any kind shall be read into this Agreement against or on the part of Placement Agent’s Counsel (collectively, the “Placement Agent’s Counsel Duties”); (iii) shall not be obligated to take any legal or other action hereunder which might in its judgment involve or cause it to incur any expense or liability unless it shall have been furnished with indemnification acceptable to it, in its sole discretion; (iv) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction (including, without limitation, wire transfer instructions, whether incorporated herein or provided in a separate written instruction), instrument, statement, certificate, request or other document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for making inquiry as to, or for determining, the genuineness, accuracy or validity thereof, or of the authority of the person signing or presenting the same; and (v) may consult counsel satisfactory to it, and the opinion or advice of such counsel in any instance shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or advice of such counsel. Documents and written materials referred to in this Section 3.6.2(a) include, without limitation, e-mail and other electronic transmissions capable of being printed, whether or not they are in fact printed; and any such e-mail or other electronic transmission may be deemed and treated by Placement Agent’s Counsel as having been signed or presented by a person if it bears, as sender, the person’s e-mail address.
                    (b) Placement Agent’s Counsel shall not be liable to anyone for any action taken or omitted to be taken by it hereunder in connection with its Placement Agent’s Counsel Duties, except in the case of Placement Agent’s Counsel’s gross negligence, willful misconduct or bad faith (in each case, as finally determined by a court of competent jurisdiction) in breach of the Placement Agent’s Counsel Duties. IN NO EVENT SHALL THE PLACEMENT AGENT BE LIABLE FOR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGE OR LOSS (INCLUDING BUT NOT LIMITED TO LOST PROFITS) WHATSOEVER, EVEN IF PLACEMENT AGENT’S COUNSEL HAS BEEN INFORMED OF THE LIKELIHOOD OF SUCH LOSS OR DAMAGE AND REGARDLESS OF THE FORM OF ACTION.
                    (c) The Company and the Purchaser hereby indemnify and hold harmless Placement Agent’s Counsel from and against, any and all loss, liability, cost, damage and expense, including, without limitation, reasonable counsel fees and expenses, which Placement Agent’s Counsel may suffer or incur by reason of any action, claim or proceeding brought against Placement Agent’s Counsel arising out of or relating to the performance of the Placement Agent’s Counsel Duties, unless such action, claim or proceeding is the result of the gross negligence, willful misconduct or bad faith (in each case, as finally determined by a court of competent jurisdiction) of Placement Agent’s Counsel.
                    (d) Placement Agent’s Counsel has acted as legal counsel to the Placement Agent in connection with this Agreement, is merely acting as an escrow agent under this Agreement and is, therefore, hereby authorized to continue acting as legal counsel to the Placement Agent including, without limitation, with regard to any dispute arising out of this Agreement, the Warrant, the Escrow Amount or any other matter. Each of the Company and the

Purchaser hereby expressly consents to permit Placement Agent’s Counsel to represent the Placement Agent in connection with all matters relating to or arising from this Agreement, including, without limitation, with regard to any dispute arising out of this Agreement, the Warrant, the Escrow Amount or any other matter, and hereby waives any conflict of interest or appearance of conflict or impropriety with respect to such representation. Each of the Company and the Purchaser has consulted with its own counsel specifically about this Section 3.6 to the extent they deemed necessary, and has entered into this Agreement after being satisfied with such advice.
     SECTION 4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Purchaser on the date hereof, on the Initial Closing Date and on the Second Closing Date as follows:
          4.1 Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida and the Company is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not reasonably be expected to have a Material Adverse Effect (as defined herein). The material subsidiaries of the Company are listed on Exhibit A (each a “Subsidiary” and collectively, the “Subsidiaries”). Each Subsidiary is a direct or indirect wholly owned subsidiary of the Company. Each Subsidiary is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is qualified to do business as a foreign entity in each jurisdiction in which qualification is required, except where failure to so qualify would not reasonably be expected to have a Material Adverse Effect. For purposes of this Agreement, the term “Material Adverse Effect” shall mean a material adverse effect upon the business, prospects, financial condition, properties or results of operations of the Company and its Subsidiaries, taken as a whole.
          4.2 Authorized Capital Stock. The Company has the outstanding capital stock as most recently set forth in the Company Documents as filed with the Commission. The issued and outstanding shares of the Company’s Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. The Company has authorized the issuance and sale of the Securities to the Purchasers at the Initial Closing and the Second Closing. Except as disclosed in the Company Documents as filed with the Commission, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company’s stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder set forth in the Company Documents as filed with the Commission accurately and fairly presents all material information with respect to such plans, arrangements, options and rights. With respect to each Subsidiary, (i) all the issued and outstanding shares of each Subsidiary’s capital stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with applicable federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and (ii) there are no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of any Subsidiary’s capital stock or any such options, rights, convertible securities or obligations.
          4.3 Issuance, Sale and Delivery of the Securities.
               (a) The Securities have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable and free and clear of all pledges, liens, restrictions and encumbrances (other than restrictions on transfer under state and/or federal securities laws).
               (b) The Warrants have been duly authorized. Upon the exercise of the Warrants, the Common Stock issuable upon exercise of the Warrants will be duly authorized, validly issued, fully paid and nonassessable and free and clear of all pledges, liens, restrictions and encumbrances (other than restrictions on transfer under state and/or federal securities laws). The Company has reserved sufficient number of shares of Common Stock for issuance upon the exercise of the Warrants free and clear of all pledges, liens, restrictions and encumbrances (other than restrictions on transfer under state and/or federal securities laws). The Warrants shall take the form of and conform with that certain Form of Warrant attached as Exhibit B hereto.
               (c) The Anti-Dilution Shares have been duly authorized. When issued pursuant to Section 8 hereof, the Anti-Dilution Shares will be validly issued, fully paid and nonassessable, and free and clear of all pledges, liens, restrictions and encumbrances (other than restrictions on transfer under state and/or federal securities laws). The Company has reserved sufficient number of shares of Common Stock for issuance of the Anti-Dilution Shares in accordance with Section 8 free and clear of all pledges, liens, restrictions and encumbrances (other than restrictions on transfer under state and/or federal securities laws).
               (d) No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Securities by the Company pursuant to this Agreement. Except as disclosed the Company Documents as filed with the Commission, no stockholder of the Company has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company’s intent to file the registration statement to be filed by it pursuant to Section 7.1 (the “Registration Statement”)) to require the Company to register the sale of any shares owned by such stockholder under the Securities Act in the Registration Statement. Other than the Stockholder Approval to be obtained in connection with the Additional Securities and the Anti-Dilution Shares, no further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Securities to be sold by the Company as contemplated herein.
          4.4 Due Execution, Delivery and Performance of this Agreement. The Company has full legal right, corporate power and authority to enter into this Agreement and to perform the transactions contemplated hereby, subject in the case of the issuance, sale and delivery of the Additional Securities and the Anti-Dilution Shares to obtaining Stockholder Approval. This Agreement has been duly authorized, executed and delivered by the Company. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not violate any provision of the certificate of incorporation or bylaws of the Company or any of its Subsidiaries and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets of the Company or any of its Subsidiaries pursuant to the terms or provisions of, and will not (i) conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under (A) any agreement, lease, franchise, license, permit or other instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties may be bound or affected and in each case which would have a Material Adverse Effect, or (B) to the Company’s knowledge, any statute or any judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its Subsidiaries or any of their respective properties where such conflict, breach, violation or default is likely to result in a Material Adverse Effect. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with the blue sky laws and federal securities laws applicable to the offering of the Securities to the Purchaser. Upon the execution and delivery of this Agreement, and assuming the valid execution thereof by the Purchaser, this Agreement will constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in Section 7.3 hereof may be limited by federal or state securities laws or the public policy underlying such laws.
          4.5 Accountant. The firm of Berenfeld Spritzer Schechter & Sheer, which has expressed its opinion with respect to the consolidated financial statements to be included or incorporated by reference in the Registration Statement and the prospectus which forms a part thereof (the “Prospectus”), is an independent accountant as required by the Securities Act and the rules and regulations promulgated thereunder (the “Rules and Regulations”).
          4.6 No Defaults. Neither the Company nor any of its Subsidiaries is in violation or default of any provision of its certificate of incorporation or bylaws, or in breach of or default with respect to any provision of any agreement, judgment, decree, order, lease, franchise, license, permit or other instrument to which it is a party or by which it or any of its properties are bound which could reasonably be expected to have a Material Adverse Effect and there does not exist any state of facts which, with notice or lapse of time or both, would constitute an event of default on the part of the Company or any of its Subsidiaries as defined in such documents and which would have a Material Adverse Effect.
          4.7 Contracts. All of the Company’s material contracts have been filed with the Commission. All of such contracts are in full force and effect on the date hereof; and neither the Company nor any of its Subsidiaries is, nor, to the Company’s knowledge, is any other party in breach of or default under any of such contracts which would have a Material Adverse Effect.

          4.8 No Actions. Except as disclosed in the Company Documents as filed with the Commission, (1) there are no legal or governmental actions, suits or proceedings pending and (2) to the Company’s knowledge, there are no inquiries or investigations, nor are there any legal or governmental actions, suits, or proceedings threatened to which the Company or any of its Subsidiaries is or may be a party or of which property owned or leased by the Company or any of its Subsidiaries is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings, individually or in the aggregate, might reasonably be expected to have a Material Adverse Effect; and no labor disturbance by the employees of the Company or any of its Subsidiaries exists or, to the Company’s knowledge, is imminent which might reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body which might reasonably be expected to have a Material Adverse Effect.
          4.9 Properties. The Company and the Subsidiaries have good and marketable title to all properties and assets reflected as owned in the financial statements included in the Company Documents as filed with the Commission, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such financial statements, or (ii) those which are not material in amount and do not adversely affect the use of such property by the Company and its Subsidiaries. Each of the Company and its Subsidiaries holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to its business taken as a whole.
          4.10 No Material Change. Except as disclosed in the Company Documents as filed with the Commission, since March 31, 2005 (i) the Company and its Subsidiaries have not incurred any material liabilities or obligations, indirect, or contingent, or entered into any material oral or written agreement or other transaction which is not in the ordinary course of business or which could reasonably be expected to result in a material reduction in the future earnings of the Company and its Subsidiaries; (ii) the Company and its Subsidiaries have not sustained any material loss or interference with their businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (iii) the Company and its Subsidiaries have not paid or declared any dividends or other distributions with respect to their capital stock and neither the Company nor any of its Subsidiaries is in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock of the Company or any of its Subsidiaries other than the sale of the Securities hereunder, shares or options issued pursuant to employee equity incentive plans or purchase plans approved by the Company’s Board of Directors and repurchases of shares or options pursuant to repurchase plans already approved by the Company’s Board of Directors, or indebtedness not incurred in the ordinary course of business that is material to the Company and its Subsidiaries, taken as a whole; and (v) there has not been any other event which has caused a Material Adverse Effect.
          4.11 Intellectual Property. Each of the Company and its Subsidiaries owns or has obtained valid and enforceable licenses or options for the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, copyrights and trade secrets necessary for the conduct of the its business as currently conducted (collectively, the “Intellectual Property”). There are no third parties who have any ownership rights to any

Intellectual Property that is owned by, or has been licensed to, the Company or its Subsidiaries for the products described in the Company Documents as filed with the Commission that would preclude the Company or its Subsidiaries from conducting its business as currently conducted and have a Material Adverse Effect, except for the ownership rights of the owners of the Intellectual Property licensed or optioned by the Company or its Subsidiaries. To the Company’s knowledge, there are currently no sales of any products that would constitute an infringement by third parties of any Intellectual Property owned, licensed or optioned by the Company or its Subsidiaries, which infringement would have a Material Adverse Effect. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company or its Subsidiaries in or to any Intellectual Property owned, licensed or optioned by the Company or its Subsidiaries, other than claims which would not reasonably be expected to have a Material Adverse Effect. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property owned, licensed or optioned by the Company or its Subsidiaries, other than non-material actions, suits, proceedings and claims. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company any of its Subsidiaries infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right of others, other than non-material actions, suits, proceedings and claims.
          4.12 Compliance. Neither the Company nor any of its Subsidiaries has been advised, nor has reason to believe, that it is not conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting its business, including, without limitation, all applicable local, state and federal environmental laws and regulations; except where failure to be so in compliance would not have a Material Adverse Effect.
          4.13 Taxes. Each of the Company and its Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and neither the Company nor any of its Subsidiaries has knowledge of a tax deficiency which has been or might be asserted or threatened against it which might reasonably be expected to have a Material Adverse Effect.
          4.14 Transfer Taxes. On each Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to the Purchaser hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been complied with.
          4.15 Investment Company. The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended.
          4.16 Offering Materials. The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Securities to the Purchaser other than the Company Documents. Neither the Company nor any person acting on its behalf has in the past or will hereafter take any action independent of the

Placement Agent to sell, offer for sale or solicit offers to buy any securities of the Company which would subject the offer, issuance or sale of the Securities to the Purchaser, as contemplated by this Agreement, to the registration requirements of Section 5 of the Securities Act.
          4.17 Insurance. The Company and its Subsidiaries maintain insurance of the types and in the amounts that the Company reasonably believes is adequate for their businesses, including, but not limited to, insurance covering all real and personal property leased by the Company and its Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.
          4.18 Additional Information. The information contained in (a) through (h) below (the “Company Documents”) did not, as of the date of the applicable document, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, as of their respective filing dates or, if amended, as so amended:
               (a) the Company’s Annual Report on Form 10-KSB for the fiscal year ended September 30, 2004;
               (b) the Company’s Quarterly Report on Form 10-QSB for the quarter ended December 31, 2004;
               (c) the Company’s Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005;
               (d) the Company’s Quarterly Report on Form 10-QSB for the quarter ended June 30, 2005;
               (e) the Company’s Current Reports on Form 8-K filed on May 20, 2005; June 10, 2005; August 19, 2005; August 25, 2005; September 9, 2005; and November 30, 2005;
               (f) the Company’s Proxy Statement for the Annual Meeting of Stockholders held on February 4, 2005;
               (g) the Company’s Definitive Information Statement filed on November 11, 2005; and
               (h) all other documents, if any, filed by the Company with the Commission since September 30, 2004 pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
          4.19 Price of Common Stock. The Company has not taken, and will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of the Common Stock to facilitate the sale or resale of the Securities.

          4.20 Corporate Legal Opinion. As a condition to the Purchaser’s obligation to purchase the Securities, legal counsel to the Company will deliver one or more legal opinions to the Purchaser in a form reasonably satisfactory to counsel to the Placement Agent. Such opinions also shall state that the Placement Agent may rely thereon as though the opinions were addressed directly to such Placement Agent.
          4.21 Certificate. At each Closing, the Company will deliver to the Purchaser a certificate executed by the chief executive officer and the chief financial or accounting officer of the Company, dated as of the applicable Closing Date, in form and substance reasonably satisfactory to the Purchaser, to the effect that the representations and warranties of the Company set forth in this Section 4 are true and correct as of the date of this Agreement and as of such Closing Date and that the Company has complied with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date.
          4.22 Reporting Company; Form S-3. The Company is subject to the reporting requirements of the Exchange Act. The Company is eligible to register the Securities for resale by the Purchaser on a registration statement on Form S-3 under the Securities Act. There exist no facts or circumstances (including without limitation any required approvals or waivers or any circumstances that may delay or prevent the obtaining of accountant’s consents) that reasonably could be expected to prohibit or delay the preparation and filing of a registration statement on Form S-3 that will be available for the resale of the Securities by the Purchaser.
          4.23 Use of Proceeds. The Company expects to use the proceeds from the sale of Securities for working capital and general corporate purposes, as well as in connection with selected acquisitions that may be considered in the future in the lawn and pest control business. Pending such uses, the Company intends to invest the net proceeds in short-term, interest-bearing, investment grade securities.
          4.24 Approvals. Prior to the Initial Closing, the Company shall obtain approval of the American Stock Exchange for the transactions contemplated by this Agreement. Prior to the Second Closing, the Company shall obtain the Stockholder Approval and shall obtain the approval of the American Stock Exchange for the transactions contemplated by this Agreement. For clarification purposes only and without implication to the contrary, the transactions contemplated by this Agreement include only the transaction between the Company and the Purchaser and do not include any other transaction between the Company and any other third party purchaser of the Company’s securities.
          4.25 Non-Public Information. Neither the Company nor, to the Company’s knowledge, any person acting on behalf of the Company, has provided the Purchaser with any information that the Company believes constitutes material, non-public information. On or before 9:00 a.m. New York City time on the first business day after the execution of this Agreement, the Company shall issue a press release announcing the execution of this Agreement, and on or before 5:30 p.m. New York City time on the fourth business day after the execution of this Agreement, the Company shall file a Current Report on Form 8-K describing the material terms of the transactions contemplated by this Agreement and attaching as an exhibit to such Form 8-K a copy of the press release and this Agreement (including such exhibit, the “8-K Filing”). On or before 9:00 a.m. New York City time, on the first business day after each

Closing, the Company shall issue a press release announcing the consummation of the transactions contemplated by this Agreement at such Closing, and on or before 5:30 p.m. New York City time on the fourth business day after each Closing, the Company shall file a Current Report on Form 8-K attaching such press release. The Company shall not, and shall cause each of its officers, directors, employees, and use its best efforts to cause its agents, not to, provide the Purchaser with any material nonpublic information regarding the Company from and after the filing of the 8-K Filing without the express written consent of the Purchaser. The Company understands and confirms that the Purchaser will rely on the representations and covenants set forth in this section in effecting transactions in securities of the Company.
          4.26 Use of Purchaser Name. Except as may be required by applicable law or regulation, the Company shall not use the Purchaser’s name or the name of any of its affiliates in any advertisement, announcement, press release or other similar public communication unless it has received the prior written consent of the Purchaser for the specific use contemplated or as otherwise required by applicable law or regulation.
          4.27 Related Party Transactions. No transaction has occurred between or among the Company, any of the Subsidiaries and their affiliates, officers or directors or any affiliate or affiliates of any such officer or director that is required to have been described under applicable securities laws in the Company’s Exchange Act filings and is not so described in such filings.
          4.28 Off-Balance Sheet Arrangements. There is no transaction, arrangement or other relationship between the Company and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in the Company’s Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect. There are no such transactions, arrangements or other relationships with the Company that may create contingencies or liabilities that are not otherwise disclosed by the Company in the Company’s Exchange Act filings.
          4.29 Governmental Permits, Etc. Each of the Company and its Subsidiaries has all franchises, licenses, certificates and other authorizations from such federal, state or local government or governmental agency, department or body that are currently required for the operation of the business of the Company and its Subsidiaries as currently conducted, except where the failure to possess currently such franchises, licenses, certificates and other authorizations is not reasonably expected to have a Material Adverse Effect. The Company and its Subsidiaries have not received any notice of proceedings relating to the revocation or modification of any such permit which, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect.

          4.30 Financial Statements. The consolidated financial statements of the Company and the related notes contained in the Company’s last quarterly report on Form 10-QSB present fairly, in accordance with generally accepted accounting principles, the consolidated financial position of the Company and its Subsidiaries as of the dates indicated, and the results of their operations, cash flows and the changes in stockholders’ equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. Such consolidated financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles.
          4.31 Intentionally deleted.
          4.32 Sarbanes-Oxley Act. The Company is, and at each Closing Date will be, in compliance in all material respects with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it. The Company maintains a system of internal accounting controls that the Company reasonably believes are sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; and (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets.
          4.33 Listing. The Company has not, in the two years preceding the date hereof, received any notice (written or oral) from the American Stock Exchange, any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange, market or trading facility. The Company shall comply with all requirements of the American Stock Exchange with respect to the issuance of the Securities and shall use its best efforts to have the Securities listed on the American Stock Exchange prior to applicable Closing Date.
          4.34 Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or other person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.
          4.35 Employee Relations. Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. No executive officer of the Company (as defined in Rule 501(f) of the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company. No executive officer of the Company, to the knowledge of the

Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.
          4.36 ERISA. The Company is in compliance, in all material respects, with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title (IV) of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4917 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which, in each case, would cause the loss of such qualification, except as would not reasonably be expected to have a Material Adverse Effect.
          4.37 Environmental Matters. There has been no storage, disposal, generation, manufacture, transportation, handling or treatment of toxic wastes, hazardous wastes or hazardous substances by the Company or to its knowledge, any of its Subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or any of its Subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind into such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its Subsidiaries or with respect to which the Company or any of its Subsidiaries have knowledge; the terms “hazardous wastes”, “toxic wastes”, “hazardous substances”, and “medical wastes” shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.
          4.38 Removal of Legend. The legend set forth in Section 5(f) shall be removed from the certificates evidencing the Securities (i) following any sale of such Securities pursuant to Rule 144 or at the written request of a Purchaser after the Registration Statement has been declared effective, (ii) if such Securities are eligible for sale under Rule 144(k) (and the holder of such Securities has submitted a written request for removal of the legend indicating that the holder has complied with the applicable provisions of Rule 144 or such judicial interpretation or pronouncement), or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission) and the holder of such Securities has submitted a written request for removal of the legend indicating that such legend is not required under applicable requirements of the Securities Act (including such judicial interpretations and pronouncements issued by the Staff of the

Commission). The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly upon the occurrence of any of the events in clauses (i), (ii) or (iii) above to effect the removal of the legend on certificates evidencing the Securities and shall also cause its counsel to issue a “blanket” legal opinion to the Company’s transfer agent promptly after the effective date of any registration statement covering the resale of the Securities, if required by the Company’s transfer agent, to allow sales without restriction pursuant to an effective registration statement. The Company agrees that at such time as such legend is no longer required under this Section 4.38, it will, no later than five (5) business days (or three (3) business days in the event the Purchaser needs to deliver unlegended certificates in connection with settlement of a sale of Securities and such Purchaser has communicated such settlement date in writing to the Company) following the delivery by the Purchaser to the Company or the Company’s transfer agent of a certificate representing the Securities issued with a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends; provided that in the case of removal of the legend for reasons set forth in clause (ii) above, the holder of such Securities has submitted a written request for removal of the legend indicating that the holder has complied with the applicable provisions of Rule 144. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section 4.38.
     SECTION 5. Representations, Warranties and Covenants of the Purchaser. (a) The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and comparable entities, and has had the opportunity to request, receive, review and consider all information it deems relevant in making an informed decision to purchase the Securities; (ii) the Purchaser is acquiring the number of Securities set forth on the signature page hereto in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of the Securities or any arrangement or understanding with any other persons regarding the distribution of any of the Securities (this representation and warranty notwithstanding, such Purchaser does not agree to hold any of the Securities for any minimum or other specific term and this representation and warranty does not limit the Purchaser’s right to sell pursuant to the Registration Statement or in compliance with the Securities Act and the Rules and Regulations, or, other than with respect to any claims arising out of a breach of this representation and warranty, the Purchaser’s right to indemnification under Section 7.3); (iii) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act and the Rules and Regulations and any applicable state securities laws, nor has the Purchaser, during the last thirty (30) days prior to the date of this Agreement, directly or indirectly, effected or agreed to effect any transactions in the securities of the Company, including any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Securities (each, a “Prohibited Transaction”), and such Purchaser shall not engage, directly or indirectly, in a Prohibited Transaction during the period from the date of this Agreement until such time as (A) the transactions contemplated by this Agreement are first publicly announced or (B) this Agreement is terminated pursuant to Section 21 hereof; (iv) the Purchaser has completed or caused to be completed the Registration Statement Questionnaire attached hereto as part of Appendix II, for use in preparation of the Registration Statement, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement and the Purchaser will notify the Company immediately of any material change in any such information provided in the Registration Statement Questionnaire until such time as the Purchaser has sold all of the Securities or until the Company is no longer required to keep the Registration Statement effective; (v) the Purchaser has, in connection with its decision to purchase the number of shares of Common Stock and Warrants set forth on the signature page hereto, relied solely upon the Company Documents as filed with the Commission and the documents included therein or incorporated by reference and the representations and warranties of the Company contained herein; (vi) the Purchaser has had an opportunity to discuss this investment with representatives of the Company and ask questions of them; (vii) the Purchaser is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act ; and (viii) the Purchaser agrees to notify the Company immediately of any change in any of the foregoing information until such time as the Purchaser has sold all of the Securities or the Company is no longer required to keep the Registration Statement effective.
          (b) The Purchaser understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the Rules and Regulations and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.
          (c) For the benefit of the Company, the Purchaser previously agreed orally with the Placement Agent to keep confidential all information concerning the private placement of the Securities to the Purchaser. The Purchaser understands that the existence and nature of all conversations and presentations, if any, regarding the Company and this offering must be kept strictly confidential. The Purchaser understands that the federal securities laws impose restrictions on trading based on information regarding the offering of the Securities to the Purchaser. In addition, the Purchaser hereby acknowledges that unauthorized disclosure of information regarding the offering of the Securities to the Purchaser may result in a violation of Regulation FD. This obligation will terminate upon submission by the Company of the 8-K Filing. In addition to the above, the Purchaser shall maintain in confidence the receipt and content of any notice of a Suspension (as defined in Section 5(h) below). The foregoing agreements shall not apply to any information that is or becomes publicly available through no fault of the Purchaser, or that the Purchaser is legally required to disclose; provided, however, that if the Purchaser is requested or ordered to disclose any such information pursuant to any court or other government order or any other applicable legal procedure, it shall provide the Company with prompt notice of any such request or order in time sufficient to enable the Company to seek (at its own expense) an appropriate protective order.

          (d) The Purchaser understands that its investment in the Securities involves a significant degree of risk, including a risk of total loss of the Purchaser’s investment, and the Purchaser has full cognizance of and understands all of the risk factors related to the Purchaser’s purchase of the Securities. The Purchaser understands that the market price of the Common Stock can be volatile and that no representation is being made as to the future value of the Common Stock. The Purchaser has the knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and has the ability to bear the economic risks of an investment in the Securities.
          (e) The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.
          (f) The Purchaser understands that, until such time as the Registration Statement has been declared effective or the Securities may be sold pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Securities will bear a restrictive legend in substantially the following form:
“The Securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state or other jurisdiction. The Securities may not be offered, sold, pledged or otherwise transferred except (1) pursuant to an exemption from registration under the Securities Act or (2) pursuant to an effective registration statement under the Securities Act, in each case in accordance with all applicable securities laws of the states and other jurisdictions, and in the case of a transaction exempt from registration, unless the Company has received an opinion of counsel reasonably satisfactory to it that such transaction does not require registration under the Securities Act and such other applicable laws.”
          (g) The Purchaser’s principal executive offices are in the jurisdiction set forth immediately below the Purchaser’s name on the signature pages hereto.
          (h) The Purchaser hereby covenants with the Company not to make any sale of the Securities under the Registration Statement without complying with the provisions of this Agreement and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied to the extent applicable, and the Purchaser acknowledges and agrees that the Securities are not transferable on the books of the Company in connection with any sale under the Registration Statement unless the certificate submitted to the transfer agent evidencing the Securities is accompanied by a separate Purchaser’s Certificate of Subsequent Sale delivered by the Purchaser: (i) in the form of Appendix III hereto, (ii) executed by an officer of, or other authorized person designated by, the Purchaser, and (iii) to the effect that (A) the Securities have been sold in accordance with the Registration Statement, the Securities Act and any applicable state securities or blue sky laws and (B) the requirement of delivering a current prospectus has been satisfied, to the extent applicable. Purchaser will notify the Company promptly after the sale of all of the Securities. Purchaser acknowledges that there may occasionally be times when the Company, in the good faith determination of its Board of Directors, but if not practical under the circumstances in the good faith determination of the Company’s executive officers, must suspend the use of the Prospectus forming a part of the Registration Statement (a “Suspension”) until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Purchaser hereby covenants that it will not sell any of the Securities pursuant to said Prospectus during the period commencing at the time at which the Company gives the Purchaser written notice of the Suspension of the use of said Prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said Prospectus. Notwithstanding the foregoing, the Company agrees that no Suspension shall be for a period of longer than 60 consecutive days, and no Suspension shall be for a period of an aggregate in any 365-day period of longer than 90 days.
          (i) The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, (ii) the making and performance of this Agreement by the Purchaser and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Purchaser or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Purchaser is a party, or any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Purchaser, (iii) no consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required on the part of the Purchaser for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, (iv) upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except to the extent enforcement of the indemnification provisions, set forth in Section 7.3 of this Agreement, may be limited by federal or state securities laws or the public policy underlying such laws, and (v) there is not in effect any order enjoining or restraining the Purchaser from entering into or engaging in any of the transactions contemplated by this Agreement.
     SECTION 6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates for the Securities delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Securities being purchased and the payment therefore.
     SECTION 7. Registration of the Securities; Compliance with the Securities Act.
          7.1 Registration Procedures and Expenses. The Company shall:
               (a) as soon as reasonably practicable, but in no event later than five (5) days following the Second Closing Date, or if the Second Closing shall not have taken place, within 45 days after the Initial Closing Date, then in no event later than 45 days after the Initial Closing Date (such date, “Filing Date”), prepare and file with the Commission the Registration Statement on Form S-3 relating to the sale of the Securities by the Purchaser, as well as any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or other similar event with respect to the Securities (such shares together with the Securities are collectively referred to as, the “Shares”) from time to time on the American Stock Exchange, or the facilities of any national securities exchange on which the Common Stock is then traded or in privately-negotiated transactions (the parties acknowledge that the Company may choose to include the Shares on a registration statement with other similar securities issued by the Company);
               (b) use its best efforts, subject to receipt of necessary information from the Purchaser, to cause the Commission to declare the Registration Statement effective within 45 days after the Filing Date (such date, the “Required Effective Date”). However, so long as the Company filed the Registration Statement by the Filing Date, if the Registration Statement receives Commission review, then the Required Effective Date will be the seventy-fifth (75th) calendar day after the Filing Date;
               (c) use its best efforts to promptly prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earliest of (i) two years after the effective date of the Registration Statement, or (ii) such time as the Shares become eligible for resale by non-affiliates pursuant to Rule 144(k) under the Securities Act of 1933, as amended;
               (d) promptly furnish to the Purchaser with respect to the Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares) such number of copies of prospectuses and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchaser;
               (e) file documents required of the Company for normal Blue Sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;
               (f) bear all expenses in connection with the procedures in paragraphs (a) through (e) of this Section 7.1 and the registration of the Shares pursuant to the Registration

Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or underwriting discounts, brokerage fees and commissions incurred by the Purchaser, if any;
               (g) file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Purchaser promptly after filing;
               (h) issue a press release describing the transactions contemplated by this Agreement on each of the Closing Dates;
               (i) make available, while the Registration Statement is effective and available for resale, its Chief Executive Officer, Chief Financial Officer, and Chief Administrative Officer for questions regarding information which the Purchaser may reasonably request in order to fulfill any due diligence obligation on its part; and
               (j) promptly provide to the Purchaser notice of (i) effectiveness of the Registration Statement, (ii) any Suspension, or (iii) the issuance of any stop order with respect to the Registration Statement.
     The Company understands that the Purchaser disclaims being an underwriter, but the Purchaser being deemed an underwriter shall not relieve the Company of any obligations it has hereunder. A questionnaire related to the Registration Statement to be completed by the Purchaser is attached hereto as Appendix II.
          7.2 Transfer of Securities After Registration. The Purchaser agrees that it will not effect any disposition of the Securities or its right to purchase the Securities that would constitute a sale within the meaning of the Securities Act or any applicable state securities laws, except as contemplated in the Registration Statement referred to in Section 7.1 or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution. Notwithstanding anything contained in this Agreement to the contrary, it is expressly understood and agreed that (i) the number of Shares set forth in the Registration Statement shall decrease by virtue of sales of the Shares by the Purchaser, (ii) the Purchaser shall have no obligation to inform the Company of such sales or any changes to the number of Shares set forth in the Registration Statement, the Prospectus or any supplement or update to either of them and (iii) the Purchaser shall have no liability whatsoever for failing to inform the Company of any such sales or changes to the number of Shares set forth in the Registration Statement, the Prospectus or any supplement or update to either of them; provided, however, that if the Company notifies the Purchaser of its intent to amend the Registration Statement, and the Company shall request from the Purchaser in such notice an update to the information in the Registration Statement, the Purchaser shall provide to the Company any changes to the information set forth in the Registration Statement.
          7.3 Indemnification. For the purpose of this Section 7.3:
(i) the term “Purchaser/Affiliate” shall mean any affiliate of the Purchaser, including a transferee who is an affiliate of the Purchaser, and any person who controls the Purchaser or any affiliate of the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and
(ii) the term “Registration Statement” shall include any preliminary prospectus, final prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement referred to in Section 7.1.
               (a) The Company agrees to indemnify and hold harmless the Purchaser and each Purchaser/Affiliate against any losses, claims, damages, liabilities or expenses, joint or several, to which the Purchaser or any Purchaser/Affiliate may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the prior written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations or warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder or under law, and will promptly reimburse the Purchaser and each Purchaser/Affiliate for any legal and other expenses as such expenses are reasonably incurred by the Purchaser or any Purchaser/Affiliate in connection with investigating, defending or preparing to defend, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, or (ii) the failure of the Purchaser to comply with the covenants and agreements contained in Sections 5 or 7.2, or (iii) the inaccuracy of any representation or warranty made by the Purchaser herein or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.
               (b) The Purchaser will severally indemnify and hold harmless the Company, each of its directors, each of its executive officers, including such officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act in an amount not to exceed in the aggregate for all indemnification obligations arising pursuant to Section 7.3(b) the net proceeds received by the Purchaser from sales of Shares under the Registration Statement, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure of the Purchaser to comply with its covenants and agreements contained in Sections 5 or 7.2 hereof, or (ii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.
               (c) Promptly after receipt by an indemnified party under this Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3, promptly notify the indemnifying party in writing thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 7.3 to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded, based on an opinion of counsel reasonably satisfactory to the indemnifying party, that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to such indemnifying party, representing all of the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved in writing the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party from all liability on claims that are the subject matter of such proceeding.
               (d) If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) of this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the private placement of the Securities to the Purchaser hereunder or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement and/or the Registration Statement which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations; provided, however, that the Purchaser shall only be required to contribute an amount up to the net proceeds received by the Purchaser from sales of the Shares under the Registration Statement. The respective relative benefits received by the Company on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the amount paid by the Purchaser to the Company pursuant to this Agreement for the Shares purchased by the Purchaser that were sold pursuant to the Registration Statement bears to the difference (the “Difference”) between the amount the Purchaser paid for the Shares that were sold pursuant to the Registration Statement and the amount received by the Purchaser from such sale. The relative fault of the Company, on the one hand, and the Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by the Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c)

of this Section 7.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation (even if the Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, the Purchaser shall not be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchaser’s obligation to contribute pursuant to this Section 7.3 is several and not joint.
          7.4 Termination of Conditions and Obligations. The restrictions imposed by Section 5 or this Section 7 upon the transferability of the Securities shall cease and terminate as to any particular number of the Securities upon the passage of two years from the effective date of the Registration Statement covering the Securities or at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.
          7.5 Information Available. So long as the Registration Statement is effective covering the resale of the Shares owned by the Purchaser, the Company will furnish to the Purchaser:
               (a) as soon as practicable after available (but in the case of the Annual Report to the Stockholders, within 150 days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) if not included in substance in the Annual Report to Stockholders, upon the request of Purchaser, its Annual Report on Form 10-K, (iii) upon request of Purchaser, its quarterly reports on Form 10-Q, and (iv) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits);
               (b) upon the reasonable request of the Purchaser, a reasonable number of copies of the Prospectuses, and any supplements thereto, to supply to any other party requiring such Prospectuses; and
               (c) the Company, upon the reasonable request of the Purchaser and with prior notice, will be available to the Purchaser or a representative thereof at the Company’s headquarters to discuss information relevant for disclosure in the Registration Statement covering the Shares and will otherwise cooperate with the Purchaser conducting an investigation for the purpose of reducing or eliminating the Purchaser’s exposure to liability under the

Securities Act, including the reasonable production of information at the Company’s headquarters, subject to appropriate confidentiality limitations.
          7.6 Delay in Filing or Effectiveness of Registration Statement. If (i) the Registration Statement is not filed by the Company with the Commission on or prior to the Filing Date, then for each day following the Filing Date, until but excluding the date the Registration Statement is filed, or (ii) the Registration Statement is not declared effective by the Commission by the Required Effective Date, then for each day following the Required Effective Date, until but excluding the date the Commission declares the Registration Statement effective, in each case, the Company shall, for each such day, pay the Purchaser with respect to any such failure, as partial damages and not as a penalty, an amount equal to 0.0667% of the purchase price paid by the Purchaser for the Securities pursuant to this Agreement; and for any such day, such payment shall be made no later than the first business day of the calendar month next succeeding the month in which such day occurs. If the Purchaser shall be prohibited from selling any of the Shares under the Registration Statement as a result of a Suspension of more than thirty (30) days or Suspensions on more than two (2) occasions of not more than thirty (30) days each in any 12-month period, then for each day on which a Suspension is in effect that exceeds the maximum allowed period above for a Suspension or Suspensions, but not including any day on which a Suspension is lifted, the Company shall pay the Purchaser, as partial damages and not as a penalty, an amount equal to 0.0667% of the purchase price paid by the Purchaser for the Securities purchased pursuant to this Agreement for each such day, and such payment shall be made no later than the first business day of the calendar month next succeeding the month in which such day occurs. For purposes of this Section 7.6, a Suspension shall be deemed lifted on the date that notice that the Suspension has been lifted is delivered to the Purchaser pursuant to Section 11 of this Agreement. Any payments made pursuant to this Section 7.6. shall not constitute the Purchaser’s exclusive remedy for such events. Notwithstanding the foregoing provisions, in no event shall the Company be obligated to pay such partial damages to more than one person in respect of the same Securities for the same period of time. Such payments shall be made to the Purchaser in cash.
     SECTION 8. Certain Adjustments. (a) Subject to Section 8(c), except with respect to the issuance of Excluded Securities (as such term is defined in the Warrant), if at any time on or before the one year anniversary of the Second Closing (the “Full Ratchet Period”), the Company shall issue or sell or agree to issue or sell any shares of Common Stock or Common Stock Equivalents (as defined below) to any person or persons for a price per share (in each case, as determined in accordance with Section 2.8 of the Warrant) less than the Strike Price (as defined below) in effect immediately prior to the time of such issue or sale or agreement related thereto, then and in each such case (a “Trigger Issuance”), the Company shall issue without the payment of additional consideration, in connection with such Trigger Issuance, a number of additional shares of Common Stock to the Purchaser equal to difference of: (A) the number of shares of Common Stock that would have been issued to such Purchaser, based on such Purchaser’s purchase price of Common Stock at the Initial Closing (i.e., $5.25 per share), if the Strike Price in effect immediately prior to such Trigger Issuance was equal to the Strike Price in effect immediately after such Trigger Issuance; minus (B) the number of shares of Common Stock initially issued to such Purchaser upon payment of its purchase price (and, to the extent there has been a previous adjustment to the price per share, any Anti-Dilution Shares previously issued to such Purchaser).

          (b) Subject to Section 8(c), except with respect to the issuance of Excluded Securities, if at any time after the Full Ratchet Period, the Company shall effect a Trigger Issuance, the Company shall issue without the payment of additional consideration, in connection with such Trigger Issuance, a number of additional shares of Common Stock to the Purchaser equal to the difference of: (A) the number of shares of Common Stock that would have been issued to such Purchaser at each Closing that occurred under this Agreement, if the price per share for such Purchaser was equal to the product of the Strike Price in effect immediately prior to such Trigger Issuance multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Trigger Issuance plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of additional shares of Common Stock so issued in the Trigger Issuance would purchase at the purchase price paid by the Purchaser at the Initial Closing (i.e., $5.25), and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such Trigger Issuance plus the number of such additional shares of Common Stock so issued; minus (B) the number of shares of Common Stock initially issued to such Purchaser upon payment of its purchase price (and, to the extent there has been a previous adjustment to the price per share, any Anti-Dilution Shares previously issued to such Purchaser).
          (c) The provisions of this Section 8(c) shall be applicable to Sections 8(a) and 8(b) and to Section 9. The price per share at which the Company issues or sells or agrees to issue or sell shares of Common Stock or Common Stock Equivalents shall be determined in accordance with the provisions of Section 2.8 of the Warrant. For the avoidance of doubt, the issuance of Common Stock Equivalents (and not the actual conversion or exercise of such Common Stock Equivalent into shares of Common Stock) is the event that gives rise to the issuance of Anti-Dilution Shares pursuant to this Section 8. Promptly following the occurrence of any event giving rise to the issuance of any Anti-Dilution Shares (but in no event more than four (4) business days thereafter), the Company shall issue irrevocable instructions authorizing its transfer agent to issue such Anti-Dilution Shares to the Purchaser. Without further action or deed, automatically after each Trigger Issuance, the Strike Price shall be reset to the per share price at which the Common Stock, or the Common Stock underlying the Common Stock Equivalents, was issued in the Trigger Issuance; as determined in accordance with the provisions of Section 2.8 of the Warrant. The “Strike Price” shall initially be equal to $5.25, and shall be re-set from time to time in accordance with the immediately preceding sentence upon each Trigger Issuance. Notwithstanding the foregoing, Sections 8(a) and 8(b) and Section 9 shall not apply to the issuance of Excluded Securities.
     SECTION 9. Participation Right on Future Financings.
          (a) Notice of Proposed Issuance. Except with respect to the issuance of Excluded Securities or Common Stock and Common Stock Equivalents to Strategic Investors (as defined below) of the Company, in the event that the Company proposes to issue any (i) shares of Common Stock, (ii) warrants, options or other rights to purchase shares of Common Stock or (iii) any notes, debentures or other securities convertible into or exercisable or exchangeable for shares of Common Stock (collectively, the “Common Stock Equivalents”), the Company will deliver to the Purchaser a written notice (the “Offer Notice”) prior to effecting any such issuance (the “New Issuance”), offering to such Purchaser the right, for a period of ten (10)

days, to purchase for cash at an amount equal to the price or other consideration for which such Common Stock or Common Stock Equivalents are to be issued, on a pro rata basis with all other purchasers of Securities at the Initial Closing who then own such Securities (each, a “Recipient”), a number of shares of such Common Stock or Common Stock Equivalents equal to the lesser of (i) the number of shares to be issued in such New Issuance equal to the number of shares of Common Stock or Common Stock Equivalents, as the case may be, that could be purchased for the aggregate purchase price paid at the Initial Closing and the Second Closing, and (ii) twenty percent (20.0%) of the number of shares of Common Stock or Common Stock Equivalents, as the case may be, to be issued in such New Issuance. The Offer Notice shall describe the securities proposed to be issued by the Company and specify the number, price and payment terms in the New Issuance.
          (b) Right to Purchase Common Stock or Common Stock Equivalents.
               (i) The Purchaser may accept the Company’s offer as to the full number of securities offered to it in the Offer Notice or any lesser number, by written notice thereof (an “Exercise Notice”) given by it to the Company prior to the expiration of the aforesaid 10-day period. A delivery of an Exercise Notice (which notice shall specify the number (or amount) of Common Stock Equivalents to be purchased by the Purchaser as permitted under this Section 9) shall constitute a binding agreement of the holder to purchase, at the price and on the terms specified in the Offer Notice, the number (or amount) of Common Stock or Common Stock Equivalents specified in the Purchaser’s Exercise Notice. If at the termination of such 10-day period the Purchaser shall not have exercised its rights to purchase Common Stock or Common Stock Equivalents pursuant to this Section 9, the Purchaser shall be deemed to have waived any and all of its rights under this Section 9 with respect to that purchase of such Common Stock or Common Stock Equivalents (such waiver shall not apply to any subsequently offered Common Stock or Common Stock Equivalents). Notwithstanding anything in this Section 9 to the contrary, if, with respect to a given New Issuance, any other Recipient elects not to exercise fully its rights or is deemed to have waived its rights, then the Company shall provide the Purchaser and each other Recipient who exercised its rights with a second Offer Notice, and the Purchaser and each other Recipient who exercised its rights may include in its Exercise Notice for such New Issuance, upon delivery to the Company of an Exercise Notice within five (5) business days after receipt by the Purchaser and each other Recipient of such second Offer Notice, an additional number (or amount) of Common Stock or Common Stock Equivalents equal to its pro rata share of the unexercised number (or amount) of Common Stock or Common Stock Equivalents in such New Issuance.
               (ii) The Company shall have ninety (90) days from the date of the Offer Notice to consummate the proposed New Issuance at the price and upon substantially the same terms specified in the Offer Notice, provided that, if such issuance is subject to regulatory and shareholder approval, such ninety (90) day period shall be extended until the expiration of five (5) business days after all such approvals have been received, but in no event later than one hundred eighty (180) days from the date of the Offer Notice. At the consummation of such New Issuance, the Company shall issue certificates representing the Common Stock or Common Stock Equivalents to be purchased by the Purchaser registered in the name of such Purchaser, against payment by such Purchaser of the purchase price for such Common Stock or Common Stock Equivalents specified in such Purchaser’s Exercise Notice. If the Company proposed to issue any class of Common Stock or Common Stock Equivalents after such time period above, it shall again comply with the procedures set forth in this Section 9.
               (iii) The value of any non-cash consideration to be received by the Company in any New Issuance shall be determined by the Board of Directors in good faith, and shall be specified in the Offer Notice delivered in connection with any such New Issuance. If the Purchaser elects to exercise its rights under this Section 9 in connection with any New Issuance in which there is any such non-cash consideration, then, such Purchaser may elect in its Exercise Notice to tender, in lieu of tendering any such non-cash consideration, an amount in cash equal to the reasonably determined good faith value of such non-cash consideration.
          (c) Expiration of Participation Right. The participation right granted pursuant to this Section 9 shall expire on the two (2) year anniversary of the date of this Agreement.
For purposes of this Section 9, the term “Strategic Investor” means (i) any person that has been resolved by a majority of a quorum of the Company’s Board of Directors to constitute a “strategic investor” on the basis of such person’s (A) existing or prospective business relationship with the Company and/or its subsidiaries; or (B) existing or anticipated ability to further the business objectives of the Company and/or its subsidiaries; or (ii) a corporation, partnership or other entity that has at the time of its initial investment in the Company (A) an equity market capitalization in excess of $100 million or (B) assets in excess of $100 million.
     SECTION 10. Broker’s Fee. The Purchaser acknowledges that the Company intends to pay to the Placement Agent a fee in respect of the sale of the Securities to the Purchaser. The Purchaser and the Company hereby agree that the Purchaser shall not be responsible for such fee and that the Company will indemnify and hold harmless the Purchaser and each Purchaser/Affiliate against any losses, claims, damages, liabilities or expenses, joint or several, to which the Purchaser or any Purchaser/Affiliate may become subject with respect to such fee. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Securities to the Purchaser.
     SECTION 11. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon delivery to the party to be notified; (ii) when received by confirmed facsimile or (iii) one (1) business day after deposit with a nationally recognized overnight carrier, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the Company and the Purchaser as follows or at such other addresses as the Company or the Purchaser may designate upon ten (10) days’ advance written notice to the other party:

(a)	if to the Company, to:

Sunair Services Corporation.
3005 SW Third Avenue
Fort Lauderdale, Florida 33315
Facsimile: (561) 955-7333
Attention:

with a copy to:

Akerman Senterfitt
One Southeast Third Avenue, 28th Floor
Miami, Florida 33131
Facsimile: (305) 374-5618
Attention: Stephen K. Roddenberry

(b)	if to the Placement Agent, to:

Roth Capital Partners, LLC
11100 Santa Monica Blvd.
Suite 550
Los Angeles, California 90025
Facsimile: (310) 445-5864
Attention: John Dalfonsi

with a copy to:

Lowenstein Sandler PC
1251 Avenue of the Americas
New York, New York 10020
Facsimile: (973) 597-2507
Attention: Steven E. Siesser

(c)	if to the Purchaser, at its address as set forth at the end of this Agreement.
     SECTION 12. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser. No provision hereunder may be waived other than in a written instrument executed by the waiving party.
     SECTION 13. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.
     SECTION 14. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     SECTION 15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the federal law of the United States of America.
     SECTION 16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains an electronic file of an executed signature page, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic file signature page (as the case may be) were an original thereof.
     SECTION 17. Entire Agreement. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.
     SECTION 18. Assignment. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective permitted successors, assigns, heirs, executors and administrators. This Agreement and the rights of the Purchaser hereunder may be assigned by the Purchaser with the prior written consent of the Company, except such consent shall not be required in cases of assignments by an investment adviser to a fund for which it is the adviser or by or among funds that are under common control, provided that such assignee agrees to be bound by the terms of this Agreement.
     SECTION 19. Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.
     SECTION 20. Independent Nature of the Purchaser’s Obligations and Rights. The obligations of the Purchaser under this Agreement are several and not joint with the obligations of any other third party purchasers of the Company’s securities, and the Purchaser shall not be responsible in any way for the performance of the obligations of any other third party purchasers of the Company’s securities. Each of the Purchaser and the Company agree and acknowledge that (i) the decision of the Purchaser to purchase the Securities pursuant to this Agreement has been made by the Purchaser independently of any other third party purchasers of the Company’s securities and (ii) no other third party purchasers of the Company’s securities have acted as agent for the Purchaser in connection with the Purchaser making its investment hereunder and that no such other third party purchasers will be acting as agent of the Purchaser in connection with monitoring its investment hereunder or enforcing its rights under this Agreement. Nothing contained herein or in any other document contemplated hereby or any agreement of any such other third party purchaser, and no action taken by the Purchaser pursuant hereto or any other third party purchaser pursuant thereto, shall be deemed to constitute the Purchaser or any such other third party purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchaser or any such other third party purchasers are in any way acting in concert or as a group with respect to any matters. The Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any of the other documents contemplated hereby, and it shall not be necessary for any such other third party purchasers to be joined as an additional party in any proceeding for such purpose. To the extent that any such other third party purchasers purchase the same or similar securities as the Purchaser hereunder or on the same or similar terms and conditions or pursuant to the same or similar documents, all such matters are solely in the control of the Company, not the action or decision of the Purchaser, and would be solely for the convenience of the Company and not because it was required or requested to do so by the Purchaser or any such other third party purchaser.
     SECTION 21. Termination. Purchaser may terminate this Agreement without any obligation or liability hereunder or otherwise if the Initial Closing does not occur within fifteen (15) business days after the execution of this Agreement. After the Initial Closing, Purchaser may also terminate this Agreement, but only with respect to the Second Closing and the Additional Securities to be purchased by the Purchaser, without any obligation or liability hereunder or otherwise if the Second Closing does not occur within forty-five (45) days after the Initial Closing, and in such event all applicable sections and provisions of this Agreement shall survive such termination.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

SUNAIR SERVICES CORPORATION

By:

Name:

Title:

[Investor Signature Page]

Print or Type:

Name of Purchaser
(Individual or Institution):

Name of Individual representing
Purchaser (if an Institution):

Title of Individual representing
Purchaser (if an Institution):

Signature by:

Individual Purchaser or Individual
representing Purchaser:

Address:

Telephone:

Telecopier:

Number of
Securities to Be		Aggregate Price	Number of Securities		Aggregate Price
Purchased by the		to be paid by the	to be Purchased by the	Price Per	to be paid by
Purchaser at the	Price Per Share	Purchaser	Purchaser at the	Share In	the Purchaser
Initial Closing	In Dollars	at Initial Closing	Second Closing	Dollars	at Second Closing
Common Stock	$		Common Stock	$	$

Warrants			Warrants

ANNEX B
FORM OF WARRANT
Warrant No.
The securities represented by this certificate have been acquired directly or indirectly from the Issuer without being registered under the Securities Act of 1933, as amended (the “Securities Act”), or any other applicable securities laws, and are restricted securities as that term is defined under Rule 144 promulgated under the Securities Act. These securities may not be sold, pledged, transferred, distributed or otherwise disposed of in any manner (“Transfer”) unless they are registered under the Securities Act and any other applicable securities laws, or unless the request for Transfer is accompanied by a favorable opinion of counsel, reasonably satisfactory to the Issuer, stating that the Transfer will not result in a violation of the Securities Act or any other applicable securities laws.
WARRANT
SUNAIR SERVICES CORPORATION
     SUNAIR SERVICES CORPORATION (formerly known as Sunair Electronics, Inc.) (the “Issuer”), a Florida corporation, with offices at 3005 SW 3rd Ave., Fort Lauderdale, FL 33315-3312, for value received, hereby certifies as of                                         , 2005 (the “Issuance Date”) that                                                                                 , a                                                                                  (“Investor”), with an address for notice purposes hereunder at                                                                                                                         ,                                                                                 , or its registered assigns, is entitled to purchase from the Issuer up to                     (                    ) (as further defined below, the “Issuable Number”) duly authorized, validly issued, fully paid and non-assessable shares (subject to the adjustments contained in this Warrant) of common stock, par value $0.10 per share (the “Common Stock”), of the Issuer at the purchase price per share equal to Six Dollars and Thirty Cents ($6.30) (the “Exercise Price”) at any time and from time to time on or after                     , 2006 which date which is one hundred eighty (180) days from the Issuance Date (the “Exercise Date”) and at or before 5:00 p.m., Fort Lauderdale, Florida time, on the fifth anniversary of the Issuance Date (the “Termination Date”), all subject to the terms, conditions and adjustments set forth below in this Warrant. Capitalized terms used herein are defined in Section 10 hereof or elsewhere throughout this Warrant, or in that certain Purchase Agreement, dated as of                                         , 2005, by and between Issuer and Investor (the “Purchase Agreement”). For purposes of this Warrant, the “Issuable Number” shall equal thirty-five percent (35%) of the aggregate number of shares of Common Stock purchased by Investor at the Closing pursuant to the Purchase Agreement at which this Warrant was issued.

1. Exercise of Warrant.
     1.1 Manner of Exercise. This Warrant may be exercised by the holder of this Warrant (the “Holder”) in whole or in part, at any time and from time to time on or after the Exercise Date, by facsimile, mail or overnight courier delivery of a notice in substantially the form attached to this Warrant (or a reasonable facsimile thereof) duly executed by such Holder (a “Warrant Exercise Notice”). The closing of each exercise shall take place on (i) the third (3rd) Business Day following, and excluding, the date the Warrant Exercise Notice is delivered (the “Warrant Notice Date”), subject to the provisions of Section 1.4(b) hereof, (ii) at the option of the Holder, such later date as the conditions set forth in Section 1.2 have been waived or satisfied or (iii) any other date upon which the exercising Holder and the Issuer mutually agree (each, a “Warrant Closing Date”).
     (a) This Warrant may be exercised by the Holder hereof by paying cash to Issuer in the amount equal to the product of (i) the number of shares of Common Stock for which the Warrant is being exercised (without giving effect to any adjustment thereof) multiplied by (ii) the Exercise Price.
     (b) In lieu of payment of the Exercise Price in cash as set forth in Section 1.1(a), the Holder hereof may exercise this Warrant by specifying in the Warrant Exercise Notice that such Holder has elected to exercise this Warrant pursuant to a “broker-assisted” exercise/sale procedure pursuant to which funds to pay for exercise of the Warrant are delivered to the Issuer by a broker upon receipt of stock certificates from the Issuer through a licensed broker reasonably acceptable to the Issuer whereby the stock certificate or certificates for the shares of Common Stock for which the Warrant is exercised will be delivered by the Issuer to such broker as the agent for the Holder exercising the Warrant and the broker will deliver to the Issuer cash (or cash equivalents acceptable to the Issuer) equal to the Exercise Price for the shares of Common Stock purchased pursuant to the exercise of the Warrant. The Issuer shall allow the issuance and delivery to such broker of the shares of Common Stock necessary to effect the sale of such shares by such broker and apply the sales proceeds to pay the Exercise Price notwithstanding the fact that the Issuer will not receive the cash proceeds until after the sale of the underlying shares of Common Stock, subject, in the event the Holder is an officer or director of the Issuer, to compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 with respect to loans to officers and directors. Holder hereby expressly agrees to indemnify and to hold the Issuer harmless for the full amount of any loss or damage (including all reasonable trial attorneys’ and appellate attorneys’ fees including those which may be incurred in the enforcement of this indemnity) Issuer may sustain as a result of such broker failing to remit to Issuer the proceeds from the sale of such shares of Common Stock in accordance with this Section 1.1(b).
     1.2 Conditions to Closing. It shall be a condition of the exercising Holder’s obligation to close on each Warrant Closing Date that each of the following is satisfied, unless waived by such Holder:
     (a) all shares to be issued upon such exercise shall be freely tradable Common Stock under the Securities Act and shall be duly listed and admitted to trading on Nasdaq,

the New York Stock Exchange or the American Stock Exchange, depending on where such shares are traded at the time the Warrant is exercised (unless the Holder expressly consents in writing to the issuance of unregistered Common Stock for a portion or all of the shares to be issued upon such exercise in which case the Issuer shall issue such unregistered Common Stock upon such request).
     (b) As of such Warrant Closing Date, the Issuer shall have notified the Holder of all Restatements. The Holder and the Issuer expressly acknowledge and agree that the issuance of a press release by the Issuer disclosing a Restatement shall be deemed sufficient to satisfy this notice requirement.
If any such condition is not satisfied or waived prior to the third (3rd) Business Day following and excluding the date the Warrant Exercise Notice is delivered, then the Holder may, at its sole option, and at any time, withdraw the Warrant Exercise Notice by written notice to the Issuer regardless of whether such condition has been satisfied or waived as of the withdrawal date and, after such withdrawal, shall have no further obligation with respect to such Warrant Exercise Notice and may submit a Warrant Exercise Notice on any future date with respect to the shares referenced in the original Warrant Exercise Notice.
     1.3 When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to 5:00 p.m. (time in effect in Fort Lauderdale, Florida on such date) on the Business Day on which the Warrant Exercise Notice is delivered as provided in Section 1.1, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise as provided in Section 1.4 shall be deemed to have become the Holder or Holders of record thereof, provided, however, that such exercise shall not be deemed effective if at or prior to 5:00 p.m. (time in effect in Fort Lauderdale, Florida on such date) on the Warrant Closing Date the Holder delivers written notice of withdrawal to the Issuer as set forth in Section 1.2.
     1.4 Delivery of Warrant and Payment. On each Warrant Closing Date, the registered Holder shall surrender this Warrant to the Issuer at the address set forth for the Issuer in the introductory paragraph of this Warrant or such other address as the Issuer advises the Holder in writing and (a) shall deliver payment in cash, by wire transfer to the Issuer’s account designated by Issuer of immediately available funds or by certified or official bank check payable to the order of the Issuer, to the extent that the Warrant is exercised in accordance with Section 1.1(a), shall have so specified in the Warrant Exercise Notice delivered by such Holder and such Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) determined as provided in Sections 2 and 3 hereof, or (b) if exercising this Warrant in accordance with Section 1.1(b) above, shall have so specified in the Warrant Exercise Notice delivered by such Holder, and the Issuer shall deliver to the Holder’s broker the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) determined as provided in Sections 2 and 3 hereof, following the sale of which in accordance with Section 1.1(b) above such broker shall, within three (3) Business Days after the Warrant Closing Date, deliver payment in cash, by wire transfer to the Issuer’s account designated by Issuer of immediately available funds or by certified or official bank check payable to the order of the Issuer, to the extent that the Warrant is exercised.

     1.5 Delivery of Stock Certificates, etc. On each Warrant Closing Date, the Issuer at its expense (including the payment by it of any applicable issue taxes) shall cause to be issued in the name of and delivered to the Holder hereof or as such Holder may direct,
     (a) via facsimile and at such address specified by the Holder via a reputable overnight courier, a delivery notice in the form of Exhibit 2 hereto and one or more certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash in an amount equal to the same fraction of the Closing Sales Price per share on the Business Day immediately preceding the date of such exercise, and
     (b) in case such exercise is in part only, at such address specified by the Holder via reputable overnight courier, a new Warrant of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment thereof) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the Holder in the related Warrant Exercise Notice upon such exercise as provided in Section 1.1.
2. Adjustment of Common Stock Issuable Upon Exercise.
     2.1 General; Warrant Price. The number of shares of Common Stock that the Holder of this Warrant shall be entitled to receive upon each exercise hereof shall be determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of Sections 2 and 3) be issuable upon such exercise, as designated by the Holder hereof pursuant to Section 1.1, by a fraction of which (a) the numerator is the Exercise Price and (b) the denominator is the Warrant Price in effect on the date of such exercise. The “Warrant Price” shall initially be the Exercise Price. The Warrant Price shall be adjusted and readjusted from time to time as provided in Sections 2 and 3 hereof and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by Sections 2 and 3 hereof.
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     2.5 Treatment of Stock Dividends, Stock Splits, etc. In case the Issuer at any time or from time to time on or after the Issuance Date shall declare or pay any dividend on the Common Stock payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then, and in each such case, the Warrant Price in effect immediately prior to such dividend or subdivision shall, concurrently with the deemed effectiveness of such dividend or subdivision, be reduced to a price determined by multiplying the Warrant Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to giving effect to such dividend or subdivision and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such dividend or subdivision (including, without limitation, all shares of Common Stock deemed issued or issuable in connection with or as a result of such dividend or subdivision notwithstanding that any such shares have not actually been issued as of the deemed effectiveness of such dividend or subdivision). For purposes hereof, such dividend or subdivision shall be deemed effective, and additional shares of Common Stock shall be deemed to have been issued pursuant thereto (a) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.
     2.6 Adjustments for Combinations, etc. In case the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Warrant Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.
     2.7 Dividends and Distributions in Cash, Property or Securities other than Common Stock. In case the Issuer at any time or from time to time on or after the Issuance Date shall declare, order, pay or make a dividend or other distribution on the Common Stock of cash, property or securities (including, without limitation, a dividend payable in any shares, interests, rights, options, warrants, evidences of indebtedness or convertible securities of the Company or any other Person) other than a dividend payable in Common Stock covered under Section 2.5 hereof, then the Warrant Price shall be reduced, effective as of the date of such distribution record date, (a) in the case of a cash distribution, by the dollar amount of the cash distribution per share of Common Stock, subject to the last sentence of this Section 2.7, (b) in the case of a distribution of property other than cash, by the dollar amount of the fair market value of all the property being distributed divided by the number of shares of Common Stock issued and outstanding as of such dividend record date in respect of which such property distribution is being made and (c) in the case of a distribution of securities (including, without limitation, a dividend payable in any shares, interests, rights, options, warrants, evidences of indebtedness or convertible securities of the Company or any other Person) other than a dividend payable in Common Stock covered under Section 2.5 hereof, by the dollar amount of the fair market value of all such securities being distributed divided by the number of shares of Common Stock issued and outstanding as of such dividend record date in respect of which such property distribution is being made. The determination of fair market value of any such property (other than cash) or securities pursuant to this Section 2.7 shall be made by an independent, nationally recognized appraisal firm not affiliated with the Issuer that is regularly engaged in the business of appraising the type of property or securities, as applicable, that is the subject of such distribution, at the Issuer’s expense. If the aggregate amount of any ordinary cash distributions from retained earnings lawfully made in accordance with Section 607.06401 of the Florida Business Corporation Act (expressly excluding, without limitation, extraordinary, liquidating or partial liquidating cash distributions, by way of return of capital or otherwise) (“Ordinary Cash Distributions”) covered by this Section 2.7 shall, during any quarterly period of any calendar year (i.e. January 1 to March 31, April 1 to June 30, July 1 to September 30, or October 1 to December 31) (each, a “Quarterly Period”), total three-quarters of one percent (.75%) of the average of the Closing Sales Prices for the dividend record dates for such Ordinary Cash

Distributions during such Quarterly Period (the “De Minimis Cash Distribution Amount”) or less, then such cash distributions shall not require an adjustment to the Warrant Price pursuant to clause (a) of this Section 2.7; provided that, notwithstanding anything to the contrary set forth herein, the Warrant Price shall be adjusted as provided in clause (a) of this Section 2.7 by the aggregate amount of all (i) Ordinary Cash Distributions during any Quarterly Period in excess of the De Minimis Cash Distribution Amount and (ii) cash distributions other than Ordinary Cash Distributions.
     2.8 Subsequent Equity Sales.
          (a) Except as provided in Section 2.8(c) hereof, if and whenever the Company shall issue or sell, or is, in accordance with any of Sections 2.8(b)(i) through 2.8(b)(iv) hereof, deemed to have issued or sold, any Additional Shares of Common Stock for no consideration or for a consideration per share less than the Exercise Price in effect immediately prior to the time of such issue or sale, then and in each such case (a “Trigger Issuance”) the then-existing Exercise Price, shall be reduced, as of the close of business on the effective date of the Trigger Issuance, to a price determined as follows:
               (i) if such Trigger Issuance occurs on or prior to the one year anniversary of the Issuance Date, the price of the Additional Shares of Common Stock issued in connection with the Trigger Issuance;
               (ii) if such Trigger Issuance occurs after the one year anniversary of the Issuance Date, as follows:
                    Adjusted Exercise Price = (A x B) + D
                                                                      A+C
                    where
                    “A” equals the number of shares of Common Stock outstanding, including Additional Shares of Common Stock deemed to be issued hereunder, immediately preceding such Trigger Issuance;
                    “B” equals the Exercise Price in effect immediately preceding such Trigger Issuance;
                    “C” equals the number of Additional Shares of Common Stock issued or deemed issued hereunder as a result of the Trigger Issuance; and
                    “D” equals the aggregate consideration, if any, received or deemed to be received by the Company upon such Trigger Issuance;
provided, however, that in no event shall the Exercise Price after giving effect to such Trigger Issuance be (i) greater than the original Exercise Price; or (ii) less than $                     (the market price of the Company’s Common Stock on the date of the Purchase Agreement), provided that the foregoing clause (ii) shall not be applicable after the Company shall have obtained the requisite Stockholder Approval.
          (b) For purposes of this Section 2.8, the following Sections 2.8(b)(i) through 2.8(b)(iv) shall also be applicable:
               (i) Issuance of Rights or Options. In case at any time the Company shall in any manner grant (directly and not by assumption in a merger or otherwise) any Options or Convertible Securities, whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus (y) the aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus (z), in the case of such Options which relate to Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Exercise Price in effect immediately prior to the time of the granting of such Options, then the total number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Exercise Price. Except as otherwise provided in Section 2.8(b)(iii), no adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.
               (ii) Issuance of Convertible Securities. In case the Company shall in any manner issue (directly and not by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus (y) the aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Exercise Price, provided that (a) except as otherwise provided in Section 2.8(b)(iii), no adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and (b) no further adjustment of the

Exercise Price shall be made by reason of the issue or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Exercise Price have been made pursuant to the other provisions of Section 2.8.
               (iii) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in Section 2.8(b)(i) hereof, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Sections 2.8(b)(i) or 2.8(b)(ii), or the rate at which Convertible Securities referred to in Sections 2.8(b)(i) or 2.8(b)(ii) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such event shall forthwith be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the termination of any Option for which any adjustment was made pursuant to this Section 2.8 or any right to convert or exchange Convertible Securities for which any adjustment was made pursuant to this Section 2.8 (including without limitation upon the redemption or purchase for consideration of such Convertible Securities by the Company), the Exercise Price then in effect hereunder shall forthwith be changed to the Exercise Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.
               (iv) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the gross amount received by the Company therefor. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair market value of such consideration as determined in good faith by the Board of Directors of the Company. In case any Options shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company. If Common Stock, Options or Convertible Securities shall be issued or sold by the Company and, in connection therewith, other Options or Convertible Securities (the “Additional Rights”) are issued, then the consideration received or deemed to be received by the Company shall be reduced by the fair market value of the Additional Rights (as determined using the Black-Scholes option pricing model or another method mutually agreed to by the Company and the Holder). The Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Holder as to the fair market value of the Additional Rights or non-cash consideration. In the event that the Holder objects to the Board of Directors’ determination of the fair market value of the Additional Rights or non-cash consideration (as the case may be), the Company and the Holder shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne evenly by the Company and the Holder.

          (c) Notwithstanding the foregoing, no adjustment will be made under this Section 2.8 in respect of the issuance of Excluded Securities.
3. Business Combinations.
     3.1 Adjustment upon Business Combination. In case the Issuer on or after the Issuance Date is a party to (i) any acquisition of the Issuer by means of merger or other form of corporate reorganization in which outstanding shares of the Issuer are exchanged for securities or other consideration issued, or caused to be issued, by the Acquiring Person or its Parent, Subsidiary or affiliate, (ii) a sale of all or substantially all of the assets of the Issuer (on a consolidated basis) in a single transaction or series of related transactions, (iii) any other transaction or series of related transactions by the Issuer or relating to the Common Stock (including without limitation, any stock purchase or tender or exchange offer) in which the power to cast the majority of the eligible votes at a meeting of the Issuer’s shareholders at which directors are elected is transferred to a single entity or group acting in concert, or (iv) a capital reorganization or reclassification of the Common Stock (other than a reorganization or reclassification in which the Common Stock are not converted into or exchanged for cash or other property, and, immediately after consummation of such transaction, the shareholders of the Issuer immediately prior to such transaction own the Common Stock or other voting stock of the Issuer in substantially the same proportions relative to each other as such shareholders owned immediately prior to such transaction), then, and in the case of each such transaction (each of which is referred to herein as “Business Combination”), proper provision shall be made so that, upon the basis and the terms and in the manner provided herein, the Holder, upon exercise of all or any part of this Warrant at any time after the consummation of such Business Combination, shall be entitled to receive upon such exercise, the Common Stock and Other Securities, cash and property to which the Holder would have been entitled upon such consummation if the Holder had exercised the Warrant immediately prior thereto (including, without limitation, any additional shares of Common Stock, Other Securities, cash and property issuable as a result of an increase in the Issuable Number occurring after the date of consummation of such Business Combination), as determined using the Black-Scholes option pricing model or another method mutually agreed to by the Company and the Holder; provided, that if the Acquiring Person or its Parent, as the case may be, shall combine, subdivide or reclassify its common stock, or shall declare any dividend payable in shares of its common stock, or shall take any other action of a similar nature affecting such shares, the calculations above shall be adjusted to the extent appropriate, as provided in Section 2 of this Warrant, to reflect such event, including appropriate adjustments to account for any such event that occurs during any of the measurement periods set forth above.
     3.2 Assumption of Obligations. Notwithstanding anything contained herein to the contrary, the Issuer will not effect any Business Combination unless, prior to the consummation thereof, each Person (other than the Issuer) that may be required to deliver any stock, securities, cash or property upon exercise of this Warrant as provided herein shall assume (A) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this Warrant) and (B) the obligation to deliver to the Holder such shares of stock, securities, cash or property as, in accordance with the foregoing provisions of this Section 3 and the other provisions of this Warrant, the Holder may be entitled to receive.
4. No Impairment. The Issuer will not, by amendment of its articles of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Issuer (a) will not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Issuer may validly and legally issue fully paid and nonassessable shares of stock on the exercise of the Warrants from time to time outstanding.
5. Accountants’ Report as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of this Warrant, the Issuer at its expense will promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and, to the extent Holder in good faith disputes in writing such computations (setting forth in reasonable detail the basis for such dispute), cause independent certified public accountants of recognized national standing (which may be the regular auditors of the Issuer) selected by the Issuer (and whose fees and expenses shall be borne by the Issuer) to verify such computation and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including but not limited to a statement of (a) the consideration received or to be received by the Issuer for any Additional Shares of Common Stock issued or sold or deemed to have been issued, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Warrant Price in effect immediately prior to such issue or sale and as adjusted and readjusted (if required by Section 2 or 3) on account thereof. The Issuer will forthwith mail a copy of each such report to each Holder of a Warrant and will, upon the written request at any time of any Holder of a Warrant, furnish to such Holder a copy of the most recent report setting forth the Warrant Price in effect as of the date such report is delivered and showing in reasonable detail how it was calculated. The Issuer will also keep copies of all such reports at its principal office and will cause the same to be available for inspection at such office during normal business hours by any Holder of a Warrant or any prospective purchaser of a Warrant designated by the Holder thereof.
6. Notices of Corporate Action. In the event of :
     (a) any taking by the Issuer of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or
     (b) any capital reorganization of the Issuer, any reclassification or recapitalization of the capital stock of the Issuer or any consolidation or merger involving the Issuer and any other Person or any transfer of all or substantially all the assets of the Issuer to any other Person, or
     (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Issuer, the Issuer will mail to the Holder a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be delivered to Holder at least twenty (20) Business Days prior to the date therein specified, but in no event later than the date notice is delivered to any holder of Common Stock.
7. Reservation of Shares. For so long as the Warrant represented hereby has not been exercised in full, the Issuer shall at all times prior to the Termination Date reserve and keep available, free from pre-emptive rights, out of its authorized but unissued capital stock, the number of shares required to permit the full exercise of this Warrant (assuming it were exercised in the manner provided for in Section 1.1(a) hereof).
8. Lost or Stolen Warrant. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Issuer shall issue in exchange and substitution for and upon cancellation of the mutilated warrant certificate, or in lieu of and substitution for the warrant certificate lost, stolen or destroyed, a new warrant certificate of like tenor, but only upon receipt of evidence reasonably satisfactory, and (in the case of loss, theft or destruction) of an undertaking to provide reasonably satisfactory indemnification, to the Issuer of or in respect of such loss, theft or destruction of such warrant certificate.
9. Warrant Agent. The Issuer (and any corporation into which the Issuer is merged or any corporation resulting from any consolidation to which the Issuer is a party) shall serve as warrant agent (the “Warrant Agent”) under this Warrant. The Warrant Agent hereunder shall at all times maintain a register (the “Warrant Register”) of the Holders of this Warrant. Upon 30 days’ notice to the registered Holder hereof, the Issuer may appoint a new Warrant Agent. Such new Warrant Agent shall be a corporation doing business and in good standing under the laws of the United States or any state thereof, and having a combined capital and surplus of not less than $50,000,000. The combined capital and surplus of any such new Warrant Agent shall be deemed to be the combined capital and surplus as set forth in the most recent report of its condition published by such Warrant Agent prior to its appointment; provided that such reports are published at least annually pursuant to law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the new Warrant Agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be reasonably necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Issuer and shall be legally and validly executed and delivered by the Issuer. Any corporation into which any new Warrant Agent may be merged or any corporation resulting from any consolidation to which any new Warrant Agent shall be a party or any corporation to which any new Warrant Agent transfers substantially all of its corporate trust or shareholders services business shall be a successor Warrant Agent under this Warrant without any further act; provided that such corporation (i) would be eligible for appointment as successor to the Warrant Agent under the provisions of this Section 9 or (ii) is a wholly owned Subsidiary of the Warrant Agent. Any such successor Warrant Agent shall promptly cause notice of its succession as Warrant Agent to be delivered via reputable overnight courier to the registered Holder hereof at such Holder’s last address as shown on the Warrant Register.
10. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:
     10.1 “Acquiring Person” means, in connection with any Business Combination: (i) the continuing or surviving corporation or other entity of a consolidation or merger with the Issuer (if other than the Issuer), (ii) the transferee of all or substantially all of the properties or assets of the Issuer, (iii) the corporation or other entity consolidating with or merging into the Issuer in a consolidation or merger in connection with which the Common Stock is changed into or exchanged for stock or other securities of any other Person or cash or any other property, (iv) the entity or group acting in concert acquiring or possessing the power to cast the majority of the eligible votes at a meeting of the Issuer’s shareholders at which directors are elected or, (v) in the case of a capital reorganization or reclassification described in clause (iv) of the definition of Business Combination, the Issuer.
     10.2 “Additional Shares of Common Stock” means all shares (including treasury shares) of Common Stock issued or sold by the Issuer on or after the Issuance Date, whether or not subsequently reacquired or retired by the Issuer, other than shares issued upon the exercise of the Warrants; provided, however, that this term shall not include Excluded Securities.
     10.3 “Business Combination” shall have the meaning attributed to it in Section 3.1 hereof.
     10.4 “Business Day” means any day on which the Common Stock may be traded on the American Stock Exchange or, if not admitted for trading on the American Stock Exchange, on any day other than a Saturday, Sunday or holiday on which banks in Fort Lauderdale, Florida are required or permitted to be closed.
     10.5 “Closing Sales Price” means, on any date, the amount per share of the Common Stock (or, for purposes of determining the Closing Sales Price of the common stock of an Acquiring Person or its Parent under Section 3, the common stock of such Acquiring Person or such Parent), equal to (i) the closing sales price, or if no sale takes place on such date, the closing bid price of the Common Stock (or, in the case of an Acquiring Person or its Parent, it common stock) on the American Stock Exchange, or if not then listed or admitted for trading on the American Stock Exchange then on the national securities exchange on which the Common Stock (or, in the case of an Acquiring Person or its Parent, it common stock) is then listed or admitted for trading, or if not then listed or admitted for trading on a national securities exchange then on any securities exchange, quotation system or the OTC Bulletin Board on which the Common Stock (or, in the case of an Acquiring Person or its Parent, it common stock) is then listed or admitted for trading on such date, in each case as reported by Bloomberg, L.P. (or by such other Person as the Holder and the Issuer may agree), or (ii) if such Common Stock or common stock of an Acquiring Person or its Parent is not then listed or admitted for trading on any securities exchange, quotation system or the OTC Bulletin Board, the higher of (x) the book value per share thereof as determined (at Issuer’s cost) by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Issuer as of the last calendar day of any month ending within sixty (60) calendar days preceding the date as of which the determination is to be made or (y) the fair value per share thereof determined in good faith by an independent, nationally recognized appraisal firm selected by the Issuer and reasonably acceptable to the Holder (whose fees and expenses shall be borne by Issuer), subject to adjustment for stock splits, recombinations, stock dividends and the like.
     10.6 “Common Stock” as defined in the introduction to this Warrant, such term to include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Issuer the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference to Common Stock shares.
     10.7 “Convertible Securities” means any evidences of indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.
     10.8 “Excluded Securities” means each of the following:
     (a) Common Stock issued pursuant to a duly authorized resolution of the Issuer’s Board of Directors approving such issuance, the issuance of which has been expressly approved by any director of the Issuer designated by Investor;
     (b) Common Stock issuable upon the exercise of Options issued pursuant to a duly authorized resolution of the Issuer’s Board of Directors or the Compensation Committee of the Issuer’s Board of Directors approving such issuance, the issuance of which has been expressly approved by any director of the Issuer designated by Investor, or Common Stock issuable upon the exercise of Options issued pursuant to the Issuer’s employee stock option plan or other employee, board, or consultant incentive plans or agreements approved by the Issuer’s Board of Directors or the Compensation Committee of the Issuer’s Board of Directors;
     (c) Common Stock issuable upon the conversion of Convertible Securities outstanding as of the Issuance Date or Convertible Securities issued pursuant to a duly authorized resolution of the Issuer’s Board of Directors approving such issuance, the issuance of which has been expressly approved by any director of the Issuer designated by Investor;

     (d) Common Stock issuable in connection with any business combination by the Company to the extent such combination and issuance in connection therewith are authorized pursuant to a duly authorized resolution of the Issuer’s Board of Directors;
     (e) Common Stock issued or issuable to the Holder upon exercise of this Warrant or on the Issuance Date; and
     (f) Anti-Dilution Shares to the extent the issuance thereof, together with the issuance of Anti-Dilution Shares pursuant to purchase agreements substantially similar to the Purchase Agreement entered into on the date of the Purchase Agreement by the Company and other third party purchasers, would result in the issuance of more than 19.9% of the number of shares of Common Stock outstanding on the date of the Purchase Agreement, unless the Stockholder Approval shall have been obtained.
     For the avoidance of doubt, clause (f) above shall cease to be effective upon the Company obtaining Stockholder Approval.
     10.9 “Issuer” as defined in the introduction to this Warrant, means Sunair Services Corporation (formerly known as Sunair Electronics, Inc.) and any corporation or entity which shall succeed to or assume the obligations of Sunair Electronics, Inc.
     10.10 “Options” means any rights, options or warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities.
     10.11 “Other Securities” means any stock (other than Common Stock) and other securities of the Issuer or any other Person (corporate or otherwise) which the Holder of the Warrant at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities.
     10.12 “Parent” as to any Acquiring Person, means any corporation which (a) controls the Acquiring Person directly or indirectly through one or more intermediaries, (b) is required to include the Acquiring Person in the consolidated financial statements contained in such Parent’s Annual Report on Form 10-K (if Parent is required to file such a report) or would be required to so include the Acquiring Person in such Parent’s consolidated financial statements if they were prepared in accordance with U.S. GAAP and (c) is not itself included in the consolidated financial statements of any other Person (other than its consolidated Subsidiaries).
     10.13 “Person” means a corporation, an association, a partnership, a limited liability company, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.
     10.14 “Registered Common Stock” means Common Stock that has been registered under the Securities Act and is freely tradable.
     10.15 “Restatement” means that Issuer restates or announces its intention to restate, in any material way, any portion of its financial statements as included (i) in a Form 10-KSB or Form 10-QSB filed with the SEC in the form of an amendment thereto, (ii) in a Form 8-K or in any other filing made with the SEC, or (iii) in a press release or other form of media, except as is required as a result of a change occurring after the date of this Warrant in (1) applicable law or (2) generally accepted accounting principles promulgated by the Financial Accounting Standards Board or the SEC, which change is implemented by Issuer in the manner and at the time prescribed by such law or such generally accepted accounting principle.
     10.16 “SEC” means the Securities and Exchange Commission.
     10.17 “Subsidiary” of a Person means (i) a corporation, a majority of whose stock with voting power, under ordinary circumstances, to elect directors is at the time of determination, directly or indirectly, owned by such Person or by one or more Subsidiaries of such Person, or (ii) any other entity (other than a corporation) in which such Person or one or more Subsidiaries of such Person, directly or indirectly, at the date of determination thereof has at least a majority ownership interest.
     10.18 “Termination Date” has the meaning set forth in the introductory paragraph of this Warrant.
11. Remedies. The Issuer stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.
12. No Rights or Liabilities as Shareholder. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof any rights as a shareholder of the Issuer or as imposing any obligation on such Holder to purchase any securities or as imposing any liabilities on such Holder as a shareholder of the Issuer, whether such obligation or liabilities are asserted by the Issuer or by creditors of the Issuer.
13. Notices. All notices and other communications under this Warrant shall be in writing and shall be delivered by facsimile or by a nationally recognized overnight courier, postage prepaid, addressed (a) if to Investor, to the address set forth for the Investor in the introductory paragraph of this Warrant, and if to the Issuer, to the address set forth for the Issuer in the introductory paragraph of this Warrant, or (b) if to any other Holder of this Warrant, at the registered address of such Holder as set forth in the register kept at the principal office of the Issuer, provided that the exercise of any Warrant shall be effective in the manner provided in Section 1.
14. Amendments. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. For clarification purposes, neither this Warrant nor any term hereof may be changed, waived, discharged or terminated other than pursuant to an instrument in writing signed by the Holder.
15. Descriptive Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

16. GOVERNING LAW. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.
17. Judicial Proceedings; Waiver of Jury. Any judicial proceeding brought against the Issuer with respect to this Warrant may be brought in any court of competent jurisdiction in the State of Florida or of the United States of America for the Southern District of Florida and, by Issuer’s execution and delivery and Holder’s acceptance of this Warrant, each of the Issuer and Holder (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Warrant, subject to any rights of appeal, and (b) irrevocably waives any objection the Issuer or Holder may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum. Each of the Issuer and Holder hereby waives personal service of process and consents, that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 13, and service so made shall be deemed completed on the first Business Day after such service is deposited with a reputable overnight courier or, if earlier, when delivered. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any party to bring proceedings against the other party in the courts of any other jurisdiction. EACH PARTY HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY, OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS WARRANT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.
18. Legend. Unless the shares of Common Stock or Other Securities issuable upon exercise of this Warrant have been registered under the Securities Act, upon exercise of all or any part of the Warrant and the issuance of any of the shares of Common Stock or Other Securities, all certificates representing such securities shall bear on the face thereof substantially the following legend:
“The securities represented by this certificate have been acquired directly or indirectly from the Issuer without being registered under the Securities Act of 1933, as amended (the “Securities Act”), or any other applicable securities laws, and are restricted securities as that term is defined under Rule 144 promulgated under the Securities Act. These securities may not be sold, pledged, transferred, distributed or otherwise disposed of in any manner (“Transfer”) unless they are registered under the Securities Act and any other applicable securities laws, or unless the request for Transfer is accompanied by a favorable opinion of counsel, reasonably satisfactory to the Issuer, stating that the Transfer will not result in a violation of the Securities Act or any other applicable securities laws.”

19. Assignment. Notwithstanding anything to the contrary set forth herein, this Warrant and all rights hereunder may be assigned by the Holder to any Person; and upon the Holder’s providing written notice of such assignment to the Issuer, the Holder’s assignee shall become the registered assignee and the registered Holder of this Warrant, and the Issuer shall recognize such assignment and cause such assignment to be reflected in its books and records.
20. Restriction on Exercise. Notwithstanding anything to the contrary contained in this Warrant, this Warrant shall not be exercisable by the Holder hereof to the extent (but only to the extent) that, if exercisable by such Holder, such Holder, any of its affiliates, or any other Person which may be deemed to be acting as a group in concert with such Holder or any of its affiliates for the purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), would beneficially own in excess of 4.9% (the “Applicable Percentage”) of the outstanding shares of Common Stock. To the extent the above limitation applies, the determination of whether this Warrant shall be exercisable (vis-a-vis other convertible, exercisable or exchangeable securities owned by such Holder) and of which this Warrant shall be exercisable shall, subject to such Applicable Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability to exercise this Warrant pursuant to this Section 20 shall have any effect on the applicability of the provisions of this Section 20 with respect to any subsequent determination of exercisability. For the purposes of this Section 20, beneficial ownership and all determinations and calculations, including, without limitation, with respect to calculations of percentage ownership, shall be determined in accordance with Section 13(d) of the Exchange Act, and the rules and regulations promulgated thereunder. The provisions of this Section 20 shall be implemented in a manner otherwise than in strict conformity with the terms this Section 20 to correct this Section 20 (or any portion hereof) which may be defective or inconsistent with the intended Applicable Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Applicable Percentage limitation. The limitations contained in this Section 20 shall apply to a successor Holder of this Warrant. The holders of Common Stock of the Company shall be third party beneficiaries of this Section 20 and the Company may not waive this Section 20 without the consent of holders of a majority of its Common Stock. The Holder may waive the applicability of this Section 20 upon sixty one (61) days prior written notice to the Company.
     This Warrant shall not be valid unless signed by the Issuer.
[Remainder of Page Left Blank Intentionally]

     IN WITNESS WHEREOF, Sunair Services Corporation has caused this Warrant to be signed by its duly authorized officer.

Dated:	SUNAIR SERVICES CORPORATION

By:
Name:
Title:

Exhibit 1
[FORM OF WARRANT EXERCISE NOTICE]
(To Be Executed Upon Exercise Of the Warrant)
[DATE]
Sunair Services Corporation
3005 SW 3rd Ave.
Fort Lauderdale, FL 33315-3312
Attention: [                                        ]
               Re: Warrant No.
Ladies and Gentlemen:
     The undersigned is the registered Holder of the above-referenced warrant (the “Warrant”) issued by SUNAIR SERVICES CORPORATION (the “Issuer”), evidenced by copy of the Warrant attached hereto, and hereby elects to exercise the Warrant to purchase [                    ]1 shares of Common Stock (or Other Securities, as applicable) (as such capitalized terms are defined in such Warrant) and (check the appropriate box):
     [___] cash exercise: shall deliver on the Warrant Closing Date via wire transfer of immediately available funds or by certified or official bank check $                     to the order of Sunair Services Corporation as payment for such Common Stock in accordance with the terms of such Warrant; or
     [___] broker-assisted exercise: following the Issuer’s issuance and delivery to the broker identified below of certificates for the shares of Common Stock (or Other Securities, as applicable) with respect to which this Warrant is being exercised and the sale of such shares of Common Stock (or Other Securities, as applicable), such broker shall deliver within three (3) Business Days after the Warrant Closing Date via wire transfer of immediately available funds or by certified or official bank check $                      to the order of Sunair Services Corporation as payment for such Common Stock in accordance with the terms of such Warrant.
     In accordance with the terms of the attached Warrant, the undersigned requests that certificates for such shares be registered in the name of and delivered to the undersigned at the

1	Insert here the Issuable Number called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for Additional Shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the Holder surrendering the Warrant.

following address (or in the case of a broker-assisted exercise, delivered to the following broker at the following address):

     The undersigned will deliver the original of the Warrant no later than the third Business Day after and excluding the date of this notice.
     [If the number of shares of Common Stock to be delivered is less than the total number of shares of Common Stock deliverable under the Warrant, insert the following — The undersigned requests that a new warrant certificate substantially identical to the attached Warrant be issued to the undersigned evidencing the right to purchase the number of shares of Common Stock equal to (x) the total number of shares of Common Stock deliverable under the Warrant less (y) [                                        ]2.]

[HOLDER]

By:
Name:
Title:

ACKNOWLEDGED:

SUNAIR SERVICES CORPORATION

By:

Name:

Title:

2	Insert here the number of shares identified in the footnote immediately preceding this one.

Exhibit 2
[FORM OF WARRANT EXERCISE DELIVERY NOTICE]
[Date]

[HOLDER]

Attention:
Telephone:
Facsimile:

Ladies and Gentlemen:
     Reference is made to Warrant No.                      issued by SUNAIR SERVICES CORPORATION (the “Warrant”) dated as of                                         . Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Warrant.
     This notice confirms that the Warrant has been exercised by the Holder with respect to                                          shares of Common Stock at a Warrant Price (as defined in the Warrant) of $                                        . Attached are copies of the front and back of the                      original stock certificates, each representing                     shares of Common Stock, together with a copy of the overnight courier air bill which will be used to ship such stock certificates. Also attached is a reissued warrant certificate, as provided in Section 1.5 of the Warrant. We will send the original stock certificates by overnight courier to the following address:

SUNAIR SERVICES CORPORATION

By:
Name:
Title: